SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                      OF THE SECURITIES EXCHANGE ACT OF 1934

                            Filed by the Registrant                    / X /

                    Filed by a party other than the Registrant         /   /

Check the appropriate box:

/   /   Preliminary Proxy Statement

/   /   Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e) (2))

/ X /   Definitive Proxy Statement

/   /   Definitive Additional Materials

/   /   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                     PUTNAM AMERICAN GOVERNMENT INCOME FUND
                     PUTNAM ARIZONA TAX EXEMPT INCOME FUND
                    PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND
                        PUTNAM DIVERSIFIED INCOME TRUST
                     PUTNAM FLORIDA TAX EXEMPT INCOME FUND
                              PUTNAM FUNDS TRUST
                          PUTNAM GLOBAL INCOME TRUST
                        PUTNAM HIGH YIELD ADVANTAGE FUND
                           PUTNAM HIGH YIELD TRUST
                             PUTNAM INCOME FUND
                PUTNAM INTERMEDIATE U.S. GOVERNMENT INCOME FUND
                  PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND
                     PUTNAM MICHIGAN TAX EXEMPT INCOME FUND
                     PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
                            PUTNAM MONEY MARKET FUND
                          PUTNAM MUNICIPAL INCOME FUND
                    PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND
                     PUTNAM NEW YORK TAX EXEMPT INCOME FUND
                       PUTNAM OHIO TAX EXEMPT INCOME FUND
                   PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND
                         PUTNAM TAX EXEMPT INCOME FUND
                      PUTNAM TAX EXEMPT MONEY MARKET FUND
                          PUTNAM TAX-FREE INCOME TRUST
                       PUTNAM U.S. GOVERNMENT INCOME TRUST

                 (Name of Registrant as Specified In Its Charter)

                      (Name of Person(s) Filing Proxy Statement,
                            if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X /   No fee required

/   /   Fee computed on table below per Exchange Act Rule 14a 6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/   /   Fee paid previously with preliminary materials.

/   /   Check box if any part of the fee is offset as provided by
        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:


The proxy statement

This proxy statement can help you decide how you want to vote on important issues relating to your Putnam fund. When you complete and sign your proxy ballot, the Trustees of the funds will vote on your behalf exactly as you have indicated. If you simply sign the proxy ballot, it will be voted in accordance with the Trustees' recommendations on pages 8 and 9 of the proxy statement. The Trustees recommend that shareholders vote in favor of the proposals described in this document and listed on your proxy ballot.

Please take a few moments and decide how you want to vote. When shareholders don't return their proxies in sufficient numbers, follow-up solicitations are required, which cost your fund money.

You can vote by returning your proxy ballot in the envelope provided. Or you can call our toll-free number, or go to the Web. See your proxy ballot for the phone number and Web address. If you have proxy related questions, please call 1-877-832-6360 or contact your financial advisor.

PUTNAM INVESTMENTS

[SCALE LOGO OMITTED]


Table of contents

A Message from the Chairman                  1

Notice of Shareholder Meeting                3

Trustees' Recommendations                    8

PROXY CARD ENCLOSED

If you have any questions, please contact us at 1-800-225-1581 or call your financial advisor.


[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL]

A Message from the Chairman

Dear Fellow Shareholder:

I am writing to you to ask for your vote on important matters that affect your investment in the Putnam funds. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card(s) by calling or by voting via the Internet. We are asking for your vote on the election of Trustees and, for certain funds, the additional matters indicated on page 4.

As you may know, the SEC recently adopted rules designed to enhance the independence and effectiveness of mutual fund trustees. Although trustees do not manage fund portfolios, they play an important role in protecting fund shareholders, and are responsible for approving the fees paid to the fund's investment adviser and its affiliates, reviewing overall fund expenses, selecting the fund's auditors, monitoring conflicts of interests, overseeing the fund's compliance with federal securities laws and voting proxies relating to the fund's portfolio securities.

Your fund's Trustees believe that these responsibilities are best carried out by a board that is independent of the fund's investment adviser both in fact and in spirit. The new SEC rules effectively require most funds to have a board of trustees whose independent trustees (i.e., trustees who are not "interested persons" of the fund or its investment adviser) constitute at least 75% of the board and whose chairman is independent. Your fund has met both of these requirements since July 1, 2000. We strongly supported these rules when initially proposed by the SEC and are pleased that other fund families will soon also be held to these standards.

It is also noteworthy that your fund's Trustees have been strong proponents of other reforms in the mutual fund industry. We supported new SEC rules requiring funds to make their proxy voting records available to shareholders, and the Putnam funds were one of the first major fund families to begin disclosing their proxy voting guidelines. We also were one of the first mutual fund boards to end the practice of using fund brokerage commissions to reward brokers for selling fund shares.

In the proxy statement, you will also notice that your fund's independent Trustees have nominated three new individuals to serve as Trustees of your fund. Two of the three new nominees are independent, and all three have had outstanding careers as leaders in the investment management industry.

Although we would like very much to have each shareholder attend this meeting, we realize that it may not be possible. Whether or not you plan to be present, we need your vote. We urge you to record your voting instructions by telephone, via the Internet or by completing, signing and returning the enclosed proxy card(s) promptly. A postage-paid envelope is enclosed for mailing, and Internet voting instructions are listed at the top of your proxy card(s).

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not vote their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration I am sure you will give these important matters. If you have questions about the proposals, please call a Putnam customer service representative at 1-800-225-1581 or contact your financial advisor.

Sincerely yours,

/S/ John A. Hill
John A. Hill, Chairman


Notice of a Meeting of Shareholders

To the Shareholders of:

PUTNAM AMERICAN GOVERNMENT INCOME FUND
PUTNAM ARIZONA TAX EXEMPT INCOME FUND
PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND
PUTNAM DIVERSIFIED INCOME TRUST
PUTNAM FLOATING RATE INCOME FUND
PUTNAM FLORIDA TAX EXEMPT INCOME FUND
PUTNAM GLOBAL INCOME TRUST
PUTNAM HIGH YIELD ADVANTAGE FUND
PUTNAM HIGH YIELD TRUST
PUTNAM INCOME FUND
PUTNAM INTERMEDIATE U.S. GOVERNMENT  INCOME FUND
PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND
PUTNAM MICHIGAN TAX EXEMPT INCOME FUND
PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
PUTNAM MONEY MARKET FUND
PUTNAM MUNICIPAL INCOME FUND
PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND
PUTNAM NEW YORK TAX EXEMPT INCOME FUND
PUTNAM OHIO TAX EXEMPT INCOME FUND
PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND
PUTNAM PRIME MONEY MARKET FUND
PUTNAM TAX EXEMPT INCOME FUND
PUTNAM TAX EXEMPT MONEY MARKET FUND
PUTNAM TAX-FREE HIGH YIELD FUND
PUTNAM TAX-FREE INSURED FUND
PUTNAM U.S. GOVERNMENT INCOME TRUST

* This is the formal agenda for your fund's shareholder meeting. It tells you what proposals will be voted on and the time and place of the meeting, in the event you attend in person.

A Meeting of Shareholders of your fund will be held on November 11, 2004 at 11:00 a.m., Boston time, at the principal offices of the funds on the eighth floor of One Post Office Square, Boston, Massachusetts 02109, to consider the following:

  1. Electing your fund's nominees for Trustees;

2.A. Approving an amendment to certain funds' fundamental investment restrictions with respect to borrowing;

2.B. Approving an amendment to certain funds' fundamental investment restrictions with respect to making loans;

2.C. Approving an amendment to certain funds' fundamental investment restrictions with respect to diversification of investments;

2.D. Approving an amendment to a fund's fundamental investment restriction with respect to issuance of senior securities;

2.E. Approving the elimination of a fund's fundamental investment restrictions with respect to purchasing or selling options, puts, calls, straddles and spreads;

2.F. Approving an amendment to a fund's fundamental investment restriction with respect to investments in commodities and

  3. Approving an amendment to the funds' Agreements and Declarations of Trust.


By the Trustees

John A. Hill, Chairman
George Putnam, III, President

Jameson A. Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
A.J.C. Smith
W. Thomas Stephens

We urge you to mark, sign, date and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions by telephone or via the Internet so that you will be represented at the meeting.

September 3, 2004



Proposal Proposal Description                        Affected Funds                                        Page
---------------------------------------------------------------------------------------------------------------
1    Election
     of Trustees        All funds                                                                            10
---------------------------------------------------------------------------------------------------------------
2.A. Approving an       Putnam Arizona Tax Exempt Income Fund  Putnam Minnesota Tax Exempt Income Fund       46
     amendment          Putnam California                      Putnam Money Market Fund
     to certain funds'  Tax Exempt Income Fund                 Putnam Municipal Income Fund
     fundamental        Putnam Diversified Income Trust        Putnam New Jersey Tax Exempt Income Fund
     investment         Putnam Florida Tax Exempt Income Fund  Putnam New York Tax Exempt Income Fund
     restrictions       Putnam Global Income Trust             Putnam Ohio Tax Exempt Income Fund
     with respect       Putnam High Yield Advantage Fund       Putnam Pennsylvania Tax Exempt Income Fund
     to borrowing       Putnam High Yield Trust                Putnam Tax Exempt Income Fund
                        Putnam Income Fund                     Putnam Tax Exempt Money Market Fund
                        Putnam Intermediate                    Putnam Tax-Free High Yield Fund
                        U.S. Government Income Fund            Putnam Tax-Free Insured Fund
                        Putnam Massachusetts
                        Tax Exempt Income Fund
                        Putnam Michigan
                        Tax Exempt Income Fund
---------------------------------------------------------------------------------------------------------------
2.B. Approving an       Putnam Arizona Tax                     Putnam Minnesota Tax Exempt Income Fund       48
     amendment          Exempt Income Fund                     Putnam Money Market Fund
     to certain funds'  Putnam California Tax                  Putnam Municipal Income Fund
     fundamental        Exempt Income Fund                     Putnam New Jersey Tax Exempt Income Fund
     investment         Putnam Diversified Income Trust        Putnam New York Tax Exempt Income Fund
     restrictions       Putnam Floating Rate Income Fund       Putnam Ohio Tax Exempt Income Fund
     with respect       Putnam Florida Tax Exempt Income Fund  Putnam Pennsylvania Tax Exempt Income Fund
     to making loans    Putnam Global Income Trust             Putnam Tax Exempt Income Fund
                        Putnam High Yield Advantage Fund       Putnam Tax Exempt Money Market Fund
                        Putnam High Yield Trust                Putnam Tax-Free High Yield Fund
                        Putnam Income Fund                     Putnam Tax-Free Insured Fund
                        Putnam Intermediate U.S.
                        Government Income Fund
                        Putnam Massachusetts Tax
                        Exempt Income Fund
                        Putnam Michigan Tax
                        Exempt Income Fund
---------------------------------------------------------------------------------------------------------------
2.C. Approving an       All funds except Putnam                                                              50
     amendment          Floating Rate Income Fund
     to certain funds'
     fundamental
     investment
     restrictions
     with respect to
     diversification
     of investments
---------------------------------------------------------------------------------------------------------------
2.D. Approving an       Putnam New York Tax Exempt Income Fund                                               53
     amendment
     to a funds'
     fundamental
     investment
     restriction
     with respect
     to issuance
     of senior
     securities
---------------------------------------------------------------------------------------------------------------
2.E. Approving the      Putnam U.S. Government Income Trust                                                  54
     elimination of
     a fund's
     fundamental
     investment
     restriction
     with respect to
     purchasing or
     selling options,
     puts, calls,
     straddles and
     spreads
---------------------------------------------------------------------------------------------------------------
2.F. Approving an       Putnam U.S. Government Income Trust                                                  55
     amendment to
     a fund's
     fundamental
     investment
     restriction with
     respect to
     investments in
     commodities
---------------------------------------------------------------------------------------------------------------
3    Approving an       All funds                                                                            56
     amendment to
     certain funds'
     Agreements and
     Declarations
     of Trust
---------------------------------------------------------------------------------------------------------------


Proxy statement

This document will give you the information you need to vote on the proposals. Much of the information is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, 1-800-225-1581, or call your financial advisor.

* Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of the Putnam funds for use at the Meeting of Shareholders of each fund to be held on November 11, 2004, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (see previous pages). The Notice of Meeting, the proxy and the proxy statement are being mailed on or about September 3, 2004.

* How do your fund's Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

  1. For electing your fund's nominees for Trustees;

2.A. For approving an amendment to certain funds' fundamental investment restrictions with respect to borrowing;

2.B. For approving an amendment to certain funds' fundamental investment restrictions with respect to making loans;

2.C. For approving an amendment to certain funds' fundamental investment restrictions with respect to diversification of investments;

2.D. For approving an amendment to a fund's fundamental investment restriction with respect to issuance of senior securities;

2.E. For approving the elimination of a fund's fundamental investment restrictions with respect to purchasing or selling options, puts, calls, straddles and spreads;

2.F. For approving an amendment to a fund's fundamental investment restriction with respect to investments in commodities and

  3. For approving an amendment to the funds' Agreements and Declarations of Trust.


Please see the table beginning on page 6 for a list of the affected funds for each proposal.

* Who is eligible to vote?

Shareholders of record of each affected fund at the close of business on August 13, 2004 are entitled to be present and to vote at the meeting or any adjourned meeting.

Each share is entitled to one vote. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before your fund's meeting, your shares will be voted at the Trustees' discretion.

Shareholders of each fund vote separately with respect to each proposal other than the election of Trustees and the amendment to a trust's agreement and declaration of trust, where in each case shareholders of each series of a trust vote together as a single class. The outcome of a vote affecting one fund does not affect any other fund, except where series of a trust vote together.


The Proposals

I. Election of Trustees

* Who are the nominees for Trustees?

The Board Policy and Nominating Committee of the Trustees of each fund makes recommendations concerning the nominees for Trustees of that fund. The Board Policy and Nominating Committee consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of your fund or Putnam Investment Management, LLC, your fund's investment manager ("Putnam Management"). Those Trustees who are not "interested persons" of your fund or Putnam Management are referred to as "Independent Trustees" throughout this proxy statement.

The Board Policy and Nominating Committee of each fund has fixed the number of Trustees of each fund at 14 and recommends that you vote for the election of the nominees described in the following pages.

The 14 nominees for election as Trustees at the shareholder meeting of your fund who receive the greatest number of votes from shareholders will be elected as Trustees of your fund.

The nominees for Trustees and their backgrounds are shown in the following pages. This information includes each nominee's name, date of birth, principal occupation(s) during the past five years and other information about the nominee's professional background, including other directorships the nominee holds. Each Trustee oversees all of the Putnam funds and serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. Each nominee other than Ms. Drucker and Messrs. Haldeman and Worley currently serves as a Trustee of your fund. The address of all of the Trustees and nominees is One Post Office Square, Boston, Massachusetts 02109. At December 31, 2003, there were 101 Putnam funds.

Jameson A. Baxter (9/6/43)
Trustee since 1994

[GRAPHIC OMITTED: PHOTO OF JAMESON A. BAXTER]
-------------------------------------------

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40)
Trustee since 2001

[GRAPHIC OMITTED: PHOTO OF CHARLES B. CURTIS]
-------------------------------------------

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department and the SEC.

Myra R. Drucker (1/16/48)

[GRAPHIC OMITTED: PHOTO OF MYRA R. DRUCKER]
------------------------------------------

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also Chair of the New York Stock Exchange
(NYSE) Pension Managers Advisory Committee and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company's pension assets.

Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42)
Trustee since 1985 and Chairman since 2000

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL]
---------------------------------------

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43)
Trustee since 1996

[GRAPHIC OMITTED: PHOTO OF RONALD J. JACKSON]
-------------------------------------------
Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47)
Trustee since 1997

[GRAPHIC OMITTED: PHOTO OF PAUL L. JOSKOW]
-----------------------------------------

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies - serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38)
Trustee since 1992

[GRAPHIC OMITTED: PHOTO OF ELIZABETH T. KENNAN]
---------------------------------------------

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III(6/15/41)
Trustee since 1997

[GRAPHIC OMITTED: PHOTO OF JOHN H. MULLIN, III]
----------------------------------------------

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45)
Trustee since 1984

[GRAPHIC OMITTED: PHOTO OF ROBERT E. PATTERSON]
---------------------------------------------

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust), prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments) and, prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42)
Trustee since 1997

[GRAPHIC OMITTED: PHOTO OF W. THOMAS STEPHENS]
--------------------------------------------

Mr. Stephens serves on a number of corporate boards.

Effective November 2004, Mr. Stephens is expected to become Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company) and TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45)

[GRAPHIC OMITTED: PHOTO OF RICHARD B. WORLEY]
--------------------------------------------

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm. Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

* Interested Trustees

Charles E. Haldeman, Jr.* (10/29/48)

[GRAPHIC OMITTED: PHOTO OF CHARLES E. HALDEMAN, JR.]
---------------------------------------------------

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. Mr. Haldeman previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm). Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. Mr. Haldeman is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam III* (8/10/51)
Trustee since 1984 and President since 2000

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM III*]
-------------------------------------------

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34)
Trustee since 1986

[GRAPHIC OMITTED: PHOTO OF A.J.C. SMITH*]
---------------------------------------

Mr. Smith is the Chairman of Putnam Investments and Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

---------------------------------------------------------------------
* Nominees who are or may be deemed to be "interested persons" (as defined in the 1940 Act) of a fund, Putnam Management, Putnam Retail Management Limited Partnership ("Putnam Retail Management") or Marsh & McLennan Companies, Inc., the parent company of Putnam Investments and its affiliated companies. Messrs. Haldeman, Putnam and Smith are deemed "interested persons" by virtue of their positions as officers of each fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments. Mr. Putnam, III is the President of each of the funds. Mr. Smith is the Chairman of Putnam Investments and serves as a Director of and Consultant to Marsh & McLennan Companies, Inc. The balance of the nominees are not "interested persons."

Ms. Drucker and Mr. Haldeman were each recommended for consideration as a nominee for Trustee of your fund by an Independent Trustee. Mr. Worley was recommended for consideration as a nominee for Trustee of your fund by a third-party search firm that was engaged by the Trustees. The third-party search firm assisted the Trustees in identifying and evaluating potential nominees.

The 14 nominees for Trustees will be elected as Trustees of your fund. The current Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than 14 for your fund.


* What are the Trustees' responsibilities?

Your fund's Trustees are responsible for the general oversight of your fund's affairs and for assuring that your fund is managed in the best interests of its shareholders. The Trustees regularly review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, distribution, custody and shareholder servicing. At least annually, the Trustees review and evaluate the fees and operating expenses paid by your fund for these services and negotiate changes that they deem appropriate. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's independent auditors, independent counsel and other experts as appropriate, selected by and responsible to the Trustees.

The 1940 Act and the rules and regulations promulgated thereunder require that your fund have a minimum proportion of trustees who are not "interested persons" (as defined in the 1940 Act) of your fund or your fund's investment manager. These independent trustees must vote separately to approve all financial arrangements and other agreements with your fund's investment manager and other affiliated parties. The role of independent trustees has been characterized as that of a "watchdog" charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund's Independent Trustees meet regularly as a group in executive session. Eleven of the 14 nominees for election as Trustee would be Independent Trustees.

Board committees. Your fund's Trustees have determined that the efficient conduct of your fund's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the board. Certain committees (the Executive Committee, Distributions Committee and Audit and Pricing Committee) are authorized to act for the Trustees as specified in their charters. The other committees review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund's independent staff, counsel and auditor as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chairperson of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee.

Audit and Pricing Committee. The Audit and Pricing Committee provides oversight on matters relating to the preparation of the funds' financial statements, compliance matters and Code of Ethics issues. This oversight is discharged by regularly meeting with management and the funds' independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds' independent auditors, including their independence. The members of the Audit and Pricing Committee of your fund include only Independent Trustees. The Committee also reviews the funds' policies and procedures for achieving accurate and timely pricing of the funds' shares, including oversight of fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee oversees compliance by money market funds with Rule 2a-7, interfund transactions pursuant to Rule 17a-7 and the correction of occasional pricing errors. The Committee also receives reports regarding the liquidity of portfolio securities. The Trustees have adopted a written charter for the Audit and Pricing Committee. The Committee currently consists of Drs. Joskow (Chairperson) and Kennan and Messrs. Patterson and Stephens.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews policy matters pertaining to the operations of the Board of Trustees and its committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the Putnam funds. The Committee also oversees the voting of proxies associated with portfolio investments of the Putnam funds, with the goal of ensuring that these proxies are voted in the best interest of the funds' shareholders.

The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee also identifies prospective nominees for election as trustee by considering individuals who come to its attention through the recommendation of current Trustees, Putnam Management or shareholders. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources. The Committee may, but is not required to, engage a third-party professional search firm to assist it in identifying and evaluating potential nominees.

When evaluating a potential candidate for membership on the Board of Trustees, the Committee considers the skills and characteristics that it feels would most benefit the Putnam funds at the time the evaluation is made. The Committee may take into account a wide variety of attributes in considering potential trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Trustees, (ii) other board experience, (iii) relevant industry and related experience,
(iv) educational background, (v) financial expertise, (vi) an assessment of the candidate's ability, judgment and expertise, (vii) an assessment of the perceived needs of the Board of Trustees and its committees at that point in time and (viii) overall Board of Trustees composition. In connection with this evaluation, the Committee will determine whether to interview prospective nominees, and, if warranted, one or more members of the Committee, and other Trustees and representatives of the funds, as appropriate, will interview prospective nominees in person or by telephone. Once this evaluation is completed, the Committee recommends such candidates as it determines appropriate to the Independent Trustees for nomination, and the Independent Trustees select the nominees after considering the recommendation of the Committee.

The Committee will consider nominees for trustee recommended by shareholders of a fund provided shareholders submit their recommendations by the date disclosed in the paragraph entitled "Date for receipt of shareholders' proposals for subsequent meetings of shareholders," and provided the shareholders' recommendations otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "1934 Act").

The Committee consists only of Independent Trustees. The Trustees have adopted a written charter for the Board Policy and Nominating Committee, a copy of which is attached to this proxy statement as Exhibit A. The Committee currently consists of Dr. Kennan (Chairperson), Ms. Baxter and Messrs. Hill, Mullin and Patterson.

Brokerage and Custody Committee. The Brokerage and Custody Committee reviews the policies and procedures of the funds regarding the execution of portfolio transactions for the funds, including policies regarding the allocation of brokerage commissions and soft dollar credits. The Committee reviews periodic reports regarding the funds' activities involving derivative securities, and reviews and evaluates matters relating to the funds' custody arrangements. The Committee currently consists of Messrs. Jackson (Chairperson), Curtis and Mullin, Ms. Baxter and Dr. Kennan.

Communication, Service and Marketing Committee. This Committee examines the quality, cost and levels of services provided to the shareholders of the Putnam funds. The Committee also reviews communications sent from the funds to their shareholders, including shareholder reports, prospectuses, newsletters and other materials. In addition, the Committee oversees marketing and sales communications of the funds' distributor. The Committee currently consists of Messrs. Putnam (Chairperson), Smith and Stephens and Dr. Joskow.

Contract Committee. The Contract Committee reviews and evaluates, at least annually, all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds,
(ii) the expenditure of the funds' assets for distribution purposes pursuant to the distribution plans of the open-end funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee recommends to the Trustees such changes in arrangements as it deems appropriate. The Committee also reviews the conversion of Class B shares into Class A shares of the open-end funds in accordance with procedures approved by the Trustees. After review and evaluation, the Committee recommends to the Trustees the proposed organization of new fund products and proposed structural changes to existing funds. The Committee consists only of Independent Trustees. The Committee currently consists of Ms. Baxter (Chairperson), Messrs. Curtis, Jackson and Mullin and Dr. Kennan.

Distributions Committee. This Committee oversees all fund distributions and approves the amount and timing of distributions paid by all the funds to the shareholders when the Trustees are not in session. The Committee also meets regularly with representatives of Putnam Management and its affiliates to review distribution levels and the funds' distribution policies. The Committee currently consists of Messrs. Patterson (Chairperson) and Jackson and Dr. Joskow.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds' business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to ensure coordination of all efforts between the Trustees and Putnam Management and its affiliates on behalf of the shareholders of the Putnam funds. The Committee currently consists of Messrs. Hill (Chairperson), Jackson and Putnam, Dr. Joskow and Ms. Baxter.

Investment Oversight Committees. These Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the Putnam funds in light of their stated investment objectives and policies. Each such committee will, among its duties, identify any compliance issues that are unique to the category of funds under its review and work with the appropriate board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Ms. Baxter (Acting Chairperson) and Mr. Smith. Investment Oversight Committee B currently consists of Messrs. Curtis (Chairperson), and Hill and Stephens. Investment Com mit tee C currently consists of Messrs. Mullin (Chairperson) and Putnam, and Dr. Kennan. Investment Oversight Committee D currently consists of Messrs. Patterson (Chairperson), Jackson and Joskow.

* How large a stake do the Trustees and nominees have in the Putnam funds?

The Trustees believe each Trustee should, over time, have a significant investment in the Putnam funds. The Trustees allocate their investments among the Putnam funds based on their own investment needs. Except as noted, the table below shows the number of shares beneficially owned by each current Trustee and nominee and the value of each Trustee's and each nominee's holdings in each fund and in all of the Putnam funds as of June 30, 2004. As a group, the Trustees owned shares of the Putnam funds valued at over $40 million as of June 30, 2004.



TRUSTEE/NOMINEE HOLDINGS TABLE

                           Dollar           Shares       Dollar Range       Shares      Dollar Range     Shares
                          Range of       Beneficially         of         Beneficially        of       Beneficially
  Trustees/Nominees      Shares Owned        Owned       Shares Owned        Owned      Shares Owned      Owned
------------------------------------------------------------------------------------------------------------------
                                  Putnam                      Putnam Arizona               Putnam California
                            American Government                  Tax Exempt                    Tax Exempt
                                Income Fund                     Income Fund                   Income Fund
------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter         $1-$10,000        373.242       $1-$10,000        160.524      $1-$10,000     203.235
------------------------------------------------------------------------------------------------------------------
Charles B. Curtis         $1-$10,000        113.500       $1-$10,000        114.751      $1-$10,000     117.463
------------------------------------------------------------------------------------------------------------------
Myra R. Drucker               --              --              --              --             --            --
------------------------------------------------------------------------------------------------------------------
Charles E.
Haldeman, Jr.*         $10,001-$50,000     1,180.601    $10,001-$50,000    1,147.541   $10,001-$50,000 1,250.458
------------------------------------------------------------------------------------------------------------------
John A. Hill            Over $100,000     18,791.199      $1-$10,000        193.019      $1-$10,000     161.657
------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson         $1-$10,000        329.254       $1-$10,000        248.778      $1-$10,000     276.811
------------------------------------------------------------------------------------------------------------------
Paul L. Joskow         $10,001-$50,000     1,310.637      $1-$10,000        143.201      $1-$10,000     157.272
------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan       $1-$10,000        558.324       $1-$10,000        100.358      $1-$10,000     115.775
------------------------------------------------------------------------------------------------------------------
John H. Mullin, III       $1-$10,000        770.452       $1-$10,000        118.362      $1-$10,000     119.839
------------------------------------------------------------------------------------------------------------------
Robert E. Patterson    $10,001-$50,000     1,900.014      $1-$10,000        100.096      $1-$10,000     100.195
------------------------------------------------------------------------------------------------------------------
George Putnam, III     $10,001-$50,000     2,837.858      $1-$10,000        201.326      $1-$10,000     724.708
------------------------------------------------------------------------------------------------------------------
A.J.C. Smith           $10,001-$50,000     1,259.162      $1-$10,000        202.244      $1-$10,000     476.329
------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens        $1-$10,000        294.155       $1-$10,000        136.749      $1-$10,000     142.080
------------------------------------------------------------------------------------------------------------------
Richard B. Worley             --              --              --              --             --            --
------------------------------------------------------------------------------------------------------------------

                           Dollar           Shares       Dollar Range       Shares      Dollar Range     Shares
                          Range of       Beneficially         of         Beneficially        of       Beneficially
  Trustees/Nominees      Shares Owned        Owned       Shares Owned        Owned      Shares Owned      Owned
------------------------------------------------------------------------------------------------------------------
                                    Putnam                     Putnam Florida                     Putnam
                                  Diversified                    Tax Exempt                    Floating Rate
                                 Income Trust                    Income Fund                   Income Fund+
------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter         $1-$10,000        791.219       $1-$10,000        161.246          --            --
------------------------------------------------------------------------------------------------------------------
Charles B. Curtis         $1-$10,000        211.494       $1-$10,000        115.225          --            --
------------------------------------------------------------------------------------------------------------------
Myra R. Drucker               --              --              --              --             --            --
------------------------------------------------------------------------------------------------------------------
Charles E.
Haldeman, Jr.*         $10,001-$50,000     1,203.586    $10,001-$50,000    1,129.032         --            --
------------------------------------------------------------------------------------------------------------------
John A. Hill           $10,001-$50,000     1,665.185      $1-$10,000        201.341          --            --
------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson         $1-$10,000        523.382       $1-$10,000        247.657          --            --
------------------------------------------------------------------------------------------------------------------
Paul L. Joskow            $1-$10,000        330.273       $1-$10,000        141.414          --            --
------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan       $1-$10,000        639.284       $1-$10,000        100.079          --            --
------------------------------------------------------------------------------------------------------------------
John H. Mullin, III    $10,001-$50,000     1,346.013      $1-$10,000        122.188          --            --
------------------------------------------------------------------------------------------------------------------
Robert E. Patterson    $10,001-$50,000     1,197.025      $1-$10,000        100.090          --            --
------------------------------------------------------------------------------------------------------------------
George Putnam, III     $10,001-$50,000     4,632.543      $1-$10,000        204.739          --            --
------------------------------------------------------------------------------------------------------------------
A.J.C. Smith              $1-$10,000        702.588       $1-$10,000        206.050          --            --
------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens        $1-$10,000        297.886       $1-$10,000        137.037          --            --
------------------------------------------------------------------------------------------------------------------
Richard B. Worley             --              --              --              --             --            --
------------------------------------------------------------------------------------------------------------------

+ As of June 30, 2004, the fund had not commenced investment operations.



                           Dollar           Shares       Dollar Range       Shares      Dollar Range     Shares
                          Range of       Beneficially         of         Beneficially        of       Beneficially
  Trustees/Nominees      Shares Owned        Owned       Shares Owned        Owned      Shares Owned      Owned
------------------------------------------------------------------------------------------------------------------
                                    Putnam                         Putnam                        Putnam
                                 Global Income                    High Yield                   High Yield
                                     Trust                      Advantage Fund                    Trust
------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter         $1-$10,000        142.684     $10,001-$50,000    2,185.672   Over $100,000   15,251.711
------------------------------------------------------------------------------------------------------------------
Charles B. Curtis         $1-$10,000        120.043       $1-$10,000        135.973      $1-$10,000     248.824
------------------------------------------------------------------------------------------------------------------
Myra R. Drucker               --              --              --              --             --            --
------------------------------------------------------------------------------------------------------------------
Charles E.
Haldeman, Jr.*         $10,001-$50,000      866.337           --              --       $10,001-$50,000  1,332.487
------------------------------------------------------------------------------------------------------------------
John A. Hill              $1-$10,000        138.200       $1-$10,000        372.876    $10,001-$50,000  2,440.486
------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson         $1-$10,000        180.157       $1-$10,000        240.308      $1-$10,000     802.868
------------------------------------------------------------------------------------------------------------------
Paul L. Joskow            $1-$10,000        280.928     $10,001-$50,000    2,556.215  $50,001-$100,000 12,459.724
------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan       $1-$10,000        313.191       $1-$10,000        432.732    $10,001-$50,000  1,515.797
------------------------------------------------------------------------------------------------------------------
John H. Mullin, III       $1-$10,000        326.906       $1-$10,000        998.807    $10,001-$50,000  5,431.667
------------------------------------------------------------------------------------------------------------------
Robert E. Patterson       $1-$10,000        724.444      Over $100,000    34,381.276   Over $100,000  216,655.635
------------------------------------------------------------------------------------------------------------------
George Putnam, III     $10,001-$50,000     3,460.453    $10,001-$50,000    5,917.460   Over $100,000   38,572.725
------------------------------------------------------------------------------------------------------------------
A.J.C. Smith              $1-$10,000        323.096       $1-$10,000        628.332      $1-$10,000     629.581
------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens        $1-$10,000        150.603       $1-$10,000        199.963      $1-$10,000     338.825
------------------------------------------------------------------------------------------------------------------
Richard B. Worley             --              --              --              --             --            --
------------------------------------------------------------------------------------------------------------------



                           Dollar           Shares       Dollar Range       Shares      Dollar Range     Shares
                          Range of       Beneficially         of         Beneficially        of       Beneficially
  Trustees/Nominees      Shares Owned        Owned       Shares Owned        Owned      Shares Owned      Owned
------------------------------------------------------------------------------------------------------------------
                                                                  Putnam                         Putnam
                                                               Intermediate                   Massachusetts
                                    Putnam                   U.S. Government                   Tax Exempt
                                  Income Fund                   Income Fund                   Income Fund
------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter      $10,001-$50,000     3,825.371      $1-$10,000        818.531      $1-$10,000     165.891
------------------------------------------------------------------------------------------------------------------
Charles B. Curtis         $1-$10,000        116.635       $1-$10,000        114.138      $1-$10,000     1,14.740
------------------------------------------------------------------------------------------------------------------
Myra R. Drucker               --              --              --              --             --            --
------------------------------------------------------------------------------------------------------------------
Charles E.
Haldeman, Jr.*         $10,001-$50,000     2,124.232    $10,001-$50,000    2,054.976   $10,001-$50,000  1,114.650
------------------------------------------------------------------------------------------------------------------
John A. Hill            Over $100,000     29,995.745      $1-$10,000       1,441.013     $1-$10,000     152.543
------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson         $1-$10,000        564.555       $1-$10,000        286.321    $10,001-$50,000  1,137.880
------------------------------------------------------------------------------------------------------------------
Paul L. Joskow            $1-$10,000        198.721       $1-$10,000        266.184    Over $100,000   11,293.791
------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan       $1-$10,000        336.428       $1-$10,000        710.252      $1-$10,000     100.000
------------------------------------------------------------------------------------------------------------------
John H. Mullin, III       $1-$10,000       1,011.953      $1-$10,000       1,357.628     $1-$10,000     118.123
------------------------------------------------------------------------------------------------------------------
Robert E. Patterson       $1-$10,000       1,405.850      $1-$10,000        804.650      $1-$10,000     100.000
------------------------------------------------------------------------------------------------------------------
George Putnam, III     $10,001-$50,000     5,708.480     Over $100,000    46,171.316   $10,001-$50,000  5,162.366
------------------------------------------------------------------------------------------------------------------
A.J.C. Smith              $1-$10,000        324.951       $1-$10,000        628.641      $1-$10,000     551.599
------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens        $1-$10,000        146.938       $1-$10,000        136.053      $1-$10,000     138.770
------------------------------------------------------------------------------------------------------------------
Richard B. Worley             --              --              --              --             --            --
------------------------------------------------------------------------------------------------------------------



                            Dollar          Shares       Dollar Range       Shares      Dollar Range     Shares
                           Range of      Beneficially         of         Beneficially        of       Beneficially
  Trustees/Nominees      Shares Owned        Owned       Shares Owned        Owned      Shares Owned     Owned
------------------------------------------------------------------------------------------------------------------
                                   Putnam                           Putnam                       Putnam
                                  Michigan                        Minnesota                       Money
                                 Tax Exempt                      Tax Exempt                       Market
                                 Income Fund                     Income Fund                      Fund
------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter         $1-$10,000        163.483       $1-$10,000        161.749   $50,001-$100,000  54,491.25
------------------------------------------------------------------------------------------------------------------
Charles B. Curtis         $1-$10,000        116.614       $1-$10,000        114.917    Over $100,000   212,358.93
------------------------------------------------------------------------------------------------------------------
Myra R. Drucker               --              --              --              --             --            --
------------------------------------------------------------------------------------------------------------------
Charles E.
Haldeman, Jr.*         $10,001-$50,000     1,178.451    $10,001-$50,000    1,174.497   $10,001-$50,000  19,952.060
------------------------------------------------------------------------------------------------------------------
John A. Hill              $1-$10,000        148.802       $1-$10,000        198.479    Over $100,000   811,273.270
------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson         $1-$10,000        251.828       $1-$10,000        251.977      $1-$10,000       328.12
------------------------------------------------------------------------------------------------------------------
Paul L. Joskow            $1-$10,000        145.993       $1-$10,000        146.816    Over $100,000   160,928.960
------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan       $1-$10,000        100.000       $1-$10,000        100.001      $1-$10,000     3,072.570
------------------------------------------------------------------------------------------------------------------
John H. Mullin, III       $1-$10,000        120.629       $1-$10,000        122.116   Over $100,000  2,074,611.130
------------------------------------------------------------------------------------------------------------------
Robert E. Patterson       $1-$10,000        100.000       $1-$10,000        100.023    Over $100,000   126,710.520
------------------------------------------------------------------------------------------------------------------
George Putnam, III        $1-$10,000        954.215       $1-$10,000        905.960    Over $100,000   183,030.300
------------------------------------------------------------------------------------------------------------------
A.J.C. Smith              $1-$10,000        545.699       $1-$10,000        524.339    $10,001-$50,000  27,072.070
------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens        $1-$10,000        138.393       $1-$10,000        137.357      $1-$10,000     2,269.810
------------------------------------------------------------------------------------------------------------------
Richard B. Worley             --              --              --              --             --            --
------------------------------------------------------------------------------------------------------------------


                            Dollar          Shares       Dollar Range       Shares      Dollar Range     Shares
                           Range of      Beneficially         of         Beneficially        of       Beneficially
  Trustees/Nominees      Shares Owned        Owned       Shares Owned        Owned      Shares Owned     Owned
------------------------------------------------------------------------------------------------------------------
                                    Putnam                          Putnam                       Putnam
                                   Municipal                      New Jersey                    New York
                                    Income                        Tax Exempt                    Tax Exempt
                                     Fund                        Income Fund                   Income Fund
------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter         $1-$10,000        676.438       $1-$10,000        166.331      $1-$10,000     493.188
------------------------------------------------------------------------------------------------------------------
Charles B. Curtis         $1-$10,000        116.979       $1-$10,000        114.705      $1-$10,000     233.061
------------------------------------------------------------------------------------------------------------------
Myra R. Drucker               --              --              --              --             --            --
------------------------------------------------------------------------------------------------------------------
Charles E.
Haldeman, Jr.*         $10,001-$50,000     1,232.394    $10,001-$50,000    1,161.504  $10,001-$50,000  1,203.142
------------------------------------------------------------------------------------------------------------------
John A. Hill              $1-$10,000        239.628       $1-$10,000        206.217   $10,001-$50,000  4,576.070
------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson         $1-$10,000        264.706       $1-$10,000        251.225      $1-$10,000     529.950
------------------------------------------------------------------------------------------------------------------
Paul L. Joskow            $1-$10,000        149.414       $1-$10,000        143.690      $1-$10,000     303.954
------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan       $1-$10,000        100.224       $1-$10,000        100.060      $1-$10,000     214.638
------------------------------------------------------------------------------------------------------------------
John H. Mullin, III       $1-$10,000        124.607       $1-$10,000        118.725      $1-$10,000     241.729
------------------------------------------------------------------------------------------------------------------
Robert E. Patterson       $1-$10,000        100.171       $1-$10,000        100.070      $1-$10,000     100.171
------------------------------------------------------------------------------------------------------------------
George Putnam, III     $10,001-$50,000     2,320.476      $1-$10,000        205.904      $1-$10,000     810.480
------------------------------------------------------------------------------------------------------------------
A.J.C. Smith              $1-$10,000        250.530       $1-$10,000        220.473    Over $100,000   46,884.001
------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens        $1-$10,000        142.912       $1-$10,000        136.830      $1-$10,000     141.918
------------------------------------------------------------------------------------------------------------------
Richard B. Worley             --              --              --              --             --            --
------------------------------------------------------------------------------------------------------------------


                            Dollar          Shares       Dollar Range       Shares      Dollar Range     Shares
                           Range of      Beneficially         of         Beneficially        of       Beneficially
  Trustees/Nominees      Shares Owned        Owned       Shares Owned        Owned      Shares Owned     Owned
------------------------------------------------------------------------------------------------------------------
                                     Putnam                         Putnam                       Putnam
                                    Ohio Tax                     Pennsylvania                  Prime Money
                                     Exempt                       Tax Exempt                     Market
                                  Income Fund                    Income Fund                      Fund
------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter         $1-$10,000        162.330       $1-$10,000        168.993          --            --
------------------------------------------------------------------------------------------------------------------
Charles B. Curtis         $1-$10,000        113.516       $1-$10,000        114.879          --            --
------------------------------------------------------------------------------------------------------------------
Myra R. Drucker               --              --              --              --             --            --
------------------------------------------------------------------------------------------------------------------
Charles E.
Haldeman, Jr.*         $10,001-$50,000     1,167.964    $10,001-$50,000    1,246.330         --            --
------------------------------------------------------------------------------------------------------------------
John A. Hill              $1-$10,000        213.657       $1-$10,000        211.449          --            --
------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson         $1-$10,000        252.102       $1-$10,000        252.47           --            --
------------------------------------------------------------------------------------------------------------------
Paul L. Joskow            $1-$10,000        146.353       $1-$10,000        148.132          --            --
------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan       $1-$10,000        100.001       $1-$10,000        100.15           --            --
------------------------------------------------------------------------------------------------------------------
John H. Mullin, III       $1-$10,000        120.706       $1-$10,000        119.071          --            --
------------------------------------------------------------------------------------------------------------------
Robert E. Patterson       $1-$10,000        100.000       $1-$10,000        100.147          --            --
------------------------------------------------------------------------------------------------------------------
George Putnam, III        $1-$10,000        945.051       $1-$10,000        738.282          --            --
------------------------------------------------------------------------------------------------------------------
A.J.C. Smith              $1-$10,000        541.007       $1-$10,000        237.249          --            --
------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens        $1-$10,000        137.658       $1-$10,000        141.431          --            --
------------------------------------------------------------------------------------------------------------------
Richard B. Worley             --              --              --              --             --            --
------------------------------------------------------------------------------------------------------------------


                            Dollar          Shares       Dollar Range       Shares      Dollar Range     Shares
                           Range of      Beneficially         of         Beneficially        of       Beneficially
  Trustees/Nominees      Shares Owned        Owned       Shares Owned        Owned      Shares Owned     Owned
------------------------------------------------------------------------------------------------------------------
                                    Putnam                        Putnam Tax                     Putnam
                                  Tax Exempt                     Exempt Money                   Tax-Free
                                 Income Fund                     Market Fund                  High Yield Fund
------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter         $1-$10,000        658.704       $1-$10,000       6,806.670     $1-$10,000     535.414
------------------------------------------------------------------------------------------------------------------
Charles B. Curtis         $1-$10,000        116.319       $1-$10,000       1,530.810     $1-$10,000     119.212
------------------------------------------------------------------------------------------------------------------
Myra R. Drucker               --              --              --              --             --            --
------------------------------------------------------------------------------------------------------------------
Charles E.
Haldeman, Jr.*         $10,001-$50,000     1,208.718    $10,001-$50,000   10,500.000   $10,001-$50,000  844.051
------------------------------------------------------------------------------------------------------------------
John A. Hill              $1-$10,000        525.038      Over $100,000  10,797,890.460   $1-$10,000     193.549
------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson         $1-$10,000        443.536       $1-$10,000       7,795.350     $1-$10,000     724.196
------------------------------------------------------------------------------------------------------------------
Paul L. Joskow            $1-$10,000        151.028       $1-$10,000       3,161.000     $1-$10,000     146.145
------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan       $1-$10,000        115.143       $1-$10,000        150.720      $1-$10,000     100.000
------------------------------------------------------------------------------------------------------------------
John H. Mullin, III       $1-$10,000        120.775       $1-$10,000       3,104.280     $1-$10,000     123.547
------------------------------------------------------------------------------------------------------------------
Robert E. Patterson       $1-$10,000        183.514       $1-$10,000        100.000      $1-$10,000     100.044
------------------------------------------------------------------------------------------------------------------
George Putnam, III     $10,001-$50,000     1,593.643      $1-$10,000       1,044.740   $10,001-$50,000  815.756
------------------------------------------------------------------------------------------------------------------
A.J.C. Smith           $10,001-$50,000     4,600.831     Over $100,000   2,813,076.630   $1-$10,000     258.073
------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens        $1-$10,000        141.789      Over $100,000    989,693.400    $1-$10,000     147.574
------------------------------------------------------------------------------------------------------------------
Richard B. Worley             --              --              --              --             --            --
------------------------------------------------------------------------------------------------------------------



                            Dollar          Shares       Dollar Range       Shares      Dollar Range
                           Range of      Beneficially         of         Beneficially        of
  Trustees/Nominees      Shares Owned        Owned       Shares Owned        Owned      Shares Owned
------------------------------------------------------------------------------------------------------------------
                                    Putnam                         Putnam
                                   Tax-Free                    U.S. Government
                                 Insured Fund                    Income Trust           All Funds
------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter         $1-$10,000        174.619       $1-$10,000        179.554    Over $100,000
------------------------------------------------------------------------------------------------------------------
Charles B. Curtis         $1-$10,000        117.555       $1-$10,000        111.481    Over $100,000
------------------------------------------------------------------------------------------------------------------
Myra R. Drucker               --              --              --              --             --
------------------------------------------------------------------------------------------------------------------
Charles E.
Haldeman, Jr.*         $10,001-$50,000      705.645     $10,001-$50,000     805.215    Over $100,000
------------------------------------------------------------------------------------------------------------------
John A. Hill              $1-$10,000        167.833       $1-$10,000        663.482    Over $100,000
------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson      $10,001-$50,000      829.309       $1-$10,000        179.874    Over $100,000
------------------------------------------------------------------------------------------------------------------
Paul L. Joskow            $1-$10,000        134.559       $1-$10,000        157.863    Over $100,000
------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan       $1-$10,000        100.000       $1-$10,000        315.373    Over $100,000
------------------------------------------------------------------------------------------------------------------
John H. Mullin, III       $1-$10,000        120.272       $1-$10,000        536.266    Over $100,000
------------------------------------------------------------------------------------------------------------------
Robert E. Patterson       $1-$10,000        100.028     $10,001-$50,000    1,297.252   Over $100,000
------------------------------------------------------------------------------------------------------------------
George Putnam, III        $1-$10,000        660.158     $10,001-$50,000    2,596.558   Over $100,000
------------------------------------------------------------------------------------------------------------------
A.J.C. Smith              $1-$10,000        234.784     $10,001-$50,000     930.992    Over $100,000
------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens        $1-$10,000        141.724       $1-$10,000        142.111    Over $100,000
------------------------------------------------------------------------------------------------------------------
Richard B. Worley             --              --              --              --             --
------------------------------------------------------------------------------------------------------------------



* Holdings data for Mr. Haldeman are as of July 31, 2004.

Except with respect to class A shares of Putnam Tax Exempt Money Market Fund (aggregate Trustee and officer holdings of which were approximately 11.32%), at June 30, 2004, the Trustees and officers of each fund owned less than 1% of the outstanding shares of each class of each fund on that date.


* What are some of the ways in which the Trustees represent shareholder interests?

Among other ways, the Trustees seek to represent shareholder interests:

* by carefully reviewing your fund's investment performance on an individual basis with your fund's investment team;

* by carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

* by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

* by conducting an in-depth review of the fees paid by each fund and by negotiating with Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

* by reviewing brokerage costs and fees, allocations among brokers, soft dollar expenditures and similar expenses of each fund;

* by monitoring potential conflicts between the funds and Putnam
Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders and

* by monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

* How can shareholders communicate with the Trustees?

The Board of Trustees provides a process for shareholders to send communications to the Trustees. Shareholders may direct communications to the Board of Trustees as a whole or to specified individual Trustees by submitting them in writing to the following address:

                     The Putnam Funds
  Attention: "Board of Trustees" or any specified Trustee(s)
                  One Post Office Square
               Boston, Massachusetts 02109

The written communication must include the shareholder's name, be signed by the shareholder, refer to the Putnam fund(s) in which the shareholder holds shares and include the class and number of shares held by the shareholder as of a recent date.

The Office of the Trustees will respond to all correspondence sent to Trustees; however, due to the volume of correspondence, all communications are not sent directly to the Trustees. The correspondence is reviewed, summarized and presented to the Trustees on a periodic basis.

* How often do the Trustees meet?

The Trustees meet each month (except August) over a two-day period to review the operations of each Putnam fund. A portion of these meetings is devoted to meetings of various committees of the board that focus on particular matters. Each Trustee generally attends at least two formal committee meetings during each regular meeting of the Trustees. In addition, the Trustees meet in small groups with Chief Investment Officers, Portfolio Leaders and Portfolio Members to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. During 2003, the average Trustee participated in approximately 49 committee and board meetings. The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other committees, including the Executive Committee, may also meet on special occasions as the need arises. The number of times each committee met during calendar year 2003 is shown in the table below:

Audit and Pricing Committee                                      15
-------------------------------------------------------------------
Board Policy and Nominating Committee                             7
-------------------------------------------------------------------
Brokerage and Custody Committee                                   4
-------------------------------------------------------------------
Communication, Service and Marketing Committee                    9
-------------------------------------------------------------------
Contract Committee                                               14
-------------------------------------------------------------------
Distributions Committee                                           6
-------------------------------------------------------------------
Executive Committee                                               1
-------------------------------------------------------------------
Investment Oversight Committees                                  30
-------------------------------------------------------------------

Your fund does not have a policy with respect to Trustees' attendance at shareholder meetings. The funds are not required under their Agreements and Declarations of Trust to hold annual meetings, but have voluntarily undertaken to hold such meetings at least every five years.

* What are the Trustees paid for their services?

Each Independent Trustee of your fund receives a fee for his or her services. Each Independent Trustee also receives fees for serving as Trustee of the other Putnam funds. Each Trustee receives an annual retainer fee and an additional meeting fee for each Trustees' meeting attended. Independent Trustees who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the current Independent Trustees are Trustees of all the Putnam funds and receive fees for their services from each fund.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The following table shows the fees paid to each current Trustee by your fund for its most recent fiscal year and the fees paid to each current Trustee by all of the Putnam funds during calendar year 2003:



COMPENSATION TABLE
                                      Retirement               Retirement               Retirement             Retirement
                                       benefits                 benefits                 benefits               benefits
                          Aggregate   accrued as    Aggregate  accrued as  Aggregate    accrued as  Aggregate  accrued as
                        compensation   part of    compensation  part of   compensation   part of  compensation  part of
                          from the       fund       from the      fund      from the       fund     from the      fund
                           fund (1)    expenses      fund (1)   expenses     fund (1)    expenses    fund (1)   expenses
------------------------------------------------------------------------------------------------------------------------------
                             Putnam American         Putnam Arizona Tax   Putnam California Tax     Putnam Diversified
Trustees                  Government Income Fund     Exempt Income Fund     Exempt Income Fund         Income Trust
------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (5)                    $2,445        $696        $763        $216       $3,738      $1,065      $4,421      $1,287
------------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis/
2001                         2,398         573         738         236        3,666         876       4,337       1,048
------------------------------------------------------------------------------------------------------------------------------
John A. Hill/
1985 (5)(7)                  4,121         820       1,343         263        6,301       1,254       7,449       1,519
------------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson/
1996 (5)                     2,399         644         757         211        3,667         985       4,338       1,191
------------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow/
1997 (5)                     2,422         515         786         151        3,703         787       4,380         965
------------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/
1992                         2,410         845         726         270        3,684       1,292       4,355       1,565
------------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III/
1997 (5)                     2,427         789         732         232        3,711       1,207       4,389       1,478
------------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson/
1984                         2,427         460         737         147        3,711         703       4,389         851
------------------------------------------------------------------------------------------------------------------------------
George Putnam, III/
1984 (7)                     2,998         378         915         121        4,583         578       5,420         700
------------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith/
1986 (6)                        --          --          --          --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens/
1997 (5)                     2,383         720         746         210        3,643       1,102       4,308       1,351
------------------------------------------------------------------------------------------------------------------------------

                                      Retirement               Retirement               Retirement             Retirement
                                       benefits                 benefits                 benefits               benefits
                          Aggregate   accrued as    Aggregate  accrued as  Aggregate    accrued as  Aggregate  accrued as
                        compensation   part of    compensation  part of   compensation   part of  compensation  part of
                          from the       fund       from the      fund      from the       fund     from the      fund
                           fund (1)    expenses      fund (1)   expenses     fund (1)    expenses    fund (1)   expenses
------------------------------------------------------------------------------------------------------------------------------
                            Putnam Florida Tax       Putnam Floating Rate       Putnam Global         Putnam High Yield
Trustees                    Exempt Income Fund           Income Fund             Income Trust           Advantage Fund
------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (5)                      $801        $226        $658        $161         $970        $284      $2,327        $694
------------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis/
2001                           775         246         639         225          959         240       2,302         601
------------------------------------------------------------------------------------------------------------------------------
John A. Hill/
1985 (5)(7)                  1,410         274       1,267         210        1,633         333       3,919         807
------------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson/
1996 (5)                       795         220         654         171          973         262       2,336         639
------------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow/
1997 (5)                       825         157         672         122          959         202       2,302         474
------------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/
1992                           763         282         633         215          952         343       2,285         833
------------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III/
1997 (5)                       769         242         634         187          963         310       2,310         731
------------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson/
1984                           774         153         638         116          964         187       2,313         455
------------------------------------------------------------------------------------------------------------------------------
George Putnam, III/
1984 (7)                       962         126         800          96        1,195         153       2,867         372
------------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith/
1986 (6)                        --          --          --          --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens/
1997 (5)                       784         220         647         171          950         282       2,279         664
------------------------------------------------------------------------------------------------------------------------------


                                      Retirement               Retirement               Retirement             Retirement
                                       benefits                 benefits                 benefits               benefits
                          Aggregate   accrued as    Aggregate  accrued as  Aggregate    accrued as  Aggregate  accrued as
                        compensation   part of    compensation  part of   compensation   part of  compensation  part of
                          from the       fund       from the      fund      from the       fund     from the      fund
                           fund (1)    expenses      fund (1)   expenses     fund (1)    expenses    fund (1)   expenses
------------------------------------------------------------------------------------------------------------------------------
                                Putnam High               Putnam         Putnam Intermediate U.S.     Putnam Massachusetts
Trustees                        Yield Trust             Income Fund        Government Income Fund    Tax Exempt Income Fund
------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (5)                    $4,072      $1,193      $4,100      $1,187       $2,270        $655        $862        $244
------------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis/
2001                         3,999         937       4,055       1,008        2,245         573         834         265
------------------------------------------------------------------------------------------------------------------------------
John A. Hill/
1985 (5)(7)                  6,869       1,420       6,904       1,388        3,822         759       1,518         296
------------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson/
1996 (5)                     4,007       1,109       4,115       1,095        2,278         601         856         237
------------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow/
1997 (5)                     4,039         939       4,057         838        2,246         439         888         170
------------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/
1992                         4,016       1,462       4,026       1,431        2,229         783         821         304
------------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III/
1997 (5)                     4,047       1,433       4,070       1,289        2,254         678         828         261
------------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson/
1984                         4,046         794       4,075         781        2,256         428         833         166
------------------------------------------------------------------------------------------------------------------------------
George Putnam, III/
1984 (7)                     4,999         655       5,052         640        2,797         350       1,035         136
------------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith/
1986 (6)                        --          --          --          --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens/
1997 (5)                     3,973       1,315       4,015       1,173        2,223         615         843         237
------------------------------------------------------------------------------------------------------------------------------

                                      Retirement               Retirement               Retirement             Retirement
                                       benefits                 benefits                 benefits               benefits
                          Aggregate   accrued as    Aggregate  accrued as  Aggregate    accrued as  Aggregate  accrued as
                        compensation   part of    compensation  part of   compensation   part of  compensation  part of
                          from the       fund       from the      fund      from the       fund     from the      fund
                           fund (1)    expenses      fund (1)   expenses     fund (1)    expenses    fund (1)   expenses
------------------------------------------------------------------------------------------------------------------------------
                             Putnam Michigan Tax     Putnam Minnesota Tax       Putnam Money          Putnam Municipal
Trustees                     Exempt Income Fund      Exempt Income Fund          Market Fund            Income Fund
------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (5)                      $779        $220        $773        $218       $5,069      $1,424      $1,951        $594
------------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis/
2001                           754         239         748         237        4,972       1,176       1,930         577
------------------------------------------------------------------------------------------------------------------------------
John A. Hill/
1985 (5)(7)                  1,373         266       1,362         264        8,544       1,676       3,190         700
------------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson/
1996 (5)                       774         214         768         212        4,974       1,317       1,953         559
------------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow/
1997 (5)                       802         153         797         152        5,022       1,048       1,928         399
------------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/
1992                           742         274         737         272        4,997       1,727       1,906         722
------------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III/
1997 (5)                       748         235         743         233        5,032       1,606       1,930         616
------------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson/
1984                           753         149         748         148        5,032         941       1,936         394
------------------------------------------------------------------------------------------------------------------------------
George Putnam, III/
1984 (7)                       935         123         929         122        6,217         773       2,401         323
------------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith/
1986 (6)                        --          --          --          --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens/
1997 (5)                       762         214         774         212        4,940       1,467       1,905         558
------------------------------------------------------------------------------------------------------------------------------

                                      Retirement               Retirement               Retirement             Retirement
                                       benefits                 benefits                 benefits               benefits
                          Aggregate   accrued as    Aggregate  accrued as  Aggregate    accrued as  Aggregate  accrued as
                        compensation   part of    compensation  part of   compensation   part of  compensation  part of
                          from the       fund       from the      fund      from the       fund     from the      fund
                           fund (1)    expenses      fund (1)   expenses     fund (1)    expenses    fund (1)   expenses
------------------------------------------------------------------------------------------------------------------------------
                           Putnam New Jersey Tax    Putnam New York Tax       Putnam Ohio Tax      Putnam Pennsylvania Tax
Trustees                    Exempt Income Fund      Exempt Income Fund       Exempt Income Fund      Exempt Income Fund
------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (5)                      $816        $233      $2,185        $660         $793        $224        $805        $227
------------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis/
2001                           790         253       2,161         573          768         244         779         248
------------------------------------------------------------------------------------------------------------------------------
John A. Hill/
1985 (5)(7)                  1,438         282       3,679         768        1,398         272       1,418         276
------------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson/
1996 (5)                       811         226       2,193         607          788         218         799         221
------------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow/
1997 (5)                       841         162       2,162         450          817         156         829         158
------------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/
1992                           778         290       2,145         792          756         280         767         284
------------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III/
1997 (5)                       784         249       2,169         694          762         240         773         243
------------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson/
1984                           789         158       2,172         433          766         152         778         154
------------------------------------------------------------------------------------------------------------------------------
George Putnam, III/
1984 (7)                       980         130       2,692         354          952         125         966         127
------------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith/
1986 (6)                        --          --          --          --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens/
1997 (5)                       799         226       2,140         630          776         218         787         221
------------------------------------------------------------------------------------------------------------------------------

                                      Retirement               Retirement               Retirement             Retirement
                                       benefits                 benefits                 benefits               benefits
                          Aggregate   accrued as    Aggregate  accrued as  Aggregate    accrued as  Aggregate  accrued as
                        compensation   part of    compensation  part of   compensation   part of  compensation  part of
                          from the       fund       from the      fund      from the       fund     from the      fund
                           fund (1)    expenses      fund (1)   expenses     fund (1)    expenses    fund (1)   expenses
------------------------------------------------------------------------------------------------------------------------------
                               Putnam Prime           Putnam Tax Exempt       Putnam Tax Exempt       Putnam Tax-Free
Trustees                    Money Market Fund           Income Fund           Money Market Fund       High Yield Fund
------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (5)                    $4,763      $1,129      $2,298        $655         $642        $184      $2,238        $618
------------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis/
2001                         4,670         931       2,254         539          629         151       2,195         478
------------------------------------------------------------------------------------------------------------------------------
John A. Hill/
1985 (5)(7)                  8,029       1,328       3,873         771        1,081         217       3,774         738
------------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson/
1996 (5)                     4,670       1,044       2,254         606          629         170       2,195         575
------------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow/
1997 (5)                     4,716         831       2,276         484          635         136       2,217         496
------------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/
1992                         4,694       1,369       2,265         795          632         223       2,206         759
------------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III/
1997 (5)                     4,728       1,275       2,281         742          637         209       2,222         756
------------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson/
1984                         4,728         745       2,281         433          637         122       2,222         412
------------------------------------------------------------------------------------------------------------------------------
George Putnam, III/
1984 (7)                     5,838         612       2,817         356          787         100       2,745         340
------------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith/
1986 (6)                        --          --          --          --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens/
1997 (5)                     4,647       1,164       2,239         678          625         191       2,182         695
------------------------------------------------------------------------------------------------------------------------------

                                                                           Estimated
                                      Retirement              Retirement     annual
                                       benefits                benefits     benefits     Total
                          Aggregate   accrued as   Aggregate  accrued as    from all  compensation
                         compensation  part of   compensation  part of      Putnam      from all
                           from the      fund      from the      fund     funds upon     Putnam
                            fund (1)   expenses     fund (1)   expenses  retirement (2)  funds (3)(4)
-----------------------------------------------------------------------------------------------------
                              Putnam Tax-Free    Putnam U.S. Government
Trustees                        Insured Fund           Income Trust
-----------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (5)                    $1,171        $318      $3,982      $1,129     $100,000    $215,500
-----------------------------------------------------------------------------------------------------
Charles B. Curtis/
2001                         1,148         247       3,905         931      100,000     210,250
-----------------------------------------------------------------------------------------------------
John A. Hill/
1985 (5)(7)                  1,973         380       6,712       1,328      200,000     413,625
-----------------------------------------------------------------------------------------------------
Ronald J. Jackson/
1996 (5)                     1,148         296       3,907       1,044      100,000     214,500
-----------------------------------------------------------------------------------------------------
Paul L. Joskow/
1997 (5)                     1,160         255       3,945         831      100,000     215,250
-----------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/
1992                         1,154         391       3,925       1,369      100,000     207,000
-----------------------------------------------------------------------------------------------------
John H. Mullin, III/
1997 (5)                     1,162         389       3,953       1,275      100,000     208,750
-----------------------------------------------------------------------------------------------------
Robert E. Patterson/
1984                         1,162         212       3,953         745      100,000     206,500
-----------------------------------------------------------------------------------------------------
George Putnam, III/
1984 (7)                     1,435         175       4,883         612      125,000     260,500
-----------------------------------------------------------------------------------------------------
A.J.C. Smith/
1986 (6)                        --          --          --          --           --          --
-----------------------------------------------------------------------------------------------------
W. Thomas Stephens/
1997 (5)                     1,141         357       3,881       1,164      100,000     206,500
-----------------------------------------------------------------------------------------------------


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2003.

(3) As of December 31, 2003, there were 101 funds in the Putnam family.
    For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(4) Includes amounts (ranging from $2,000 to $11,000 per Trustee) for which the Putnam funds were reimbursed by Putnam Management for special Board and committee meetings in connection with certain regulatory and other matters relating to alleged improper trading by certain Putnam Management employees and participants in certain 401(k) plans administered by Putnam Fiduciary Trust Company.

(5) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of the dates indicated below, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, were as follows:


                     Putnam         Putnam         Putnam                        Putnam
                   American    Arizona Tax         CA Tax         Putnam        Florida
                 Government         Exempt         Exempt    Diversified     Tax Exempt
                Income Fund    Income Fund    Income Fund   Income Trust    Income Fund
                 (Sept. 30,       (May 31,      (Sept. 30,    (Sept. 30,        (May 31,
                      2003)          2003)          2003)          2003)          2003)
------------------------------------------------------------------------------------------
Baxter               $6,694           $399        $10,836        $15,789           $422
------------------------------------------------------------------------------------------
Hill                 18,495          1,058         29,937         43,623          1,118
------------------------------------------------------------------------------------------
Jackson               9,425            534         15,256         22,230            564
------------------------------------------------------------------------------------------
Joskow                7,067            407         11,440         16,669            430
------------------------------------------------------------------------------------------
Mullin                7,657            458         12,395         18,061            484
------------------------------------------------------------------------------------------
Stephens              3,007            179          4,867          7,092            189
------------------------------------------------------------------------------------------

                                                                             Putnam U.S.
                                    Putnam                                 Intermediate
                     Putnam     High Yield         Putnam         Putnam     Government
                     Global      Advantage     High Yield         Income         Income
               Income Trust           Fund          Trust           Fund           Fund
                  (Oct. 31,      (Nov. 30,      (Aug. 31,      (Oct. 31,      (Nov. 30,
                      2003)          2003)          2003)          2003)          2003)
------------------------------------------------------------------------------------------
Baxter               $3,216         $9,716        $15,066        $10,527         $1,415
------------------------------------------------------------------------------------------
Hill                  9,234         27,896         41,629         30,226          4,062
------------------------------------------------------------------------------------------
Jackson               4,741         14,317         21,204         15,520          2,085
------------------------------------------------------------------------------------------
Joskow                3,498         10,571         15,891         11,450          1,539
------------------------------------------------------------------------------------------
Mullin                3,677         11,107         17,242         12,037          1,617
------------------------------------------------------------------------------------------
Stephens              1,444          4,360          6,757          4,727            635
------------------------------------------------------------------------------------------

                     Putnam         Putnam         Putnam                                       Putnam
                      Mass.       Michigan      Minnesota         Putnam         Putnam         NJ Tax
                 Tax Exempt     Tax Exempt     Tax Exempt          Money      Municipal         Exempt
                     Income         Income         Income         Market         Income         Income
                       Fund           Fund           Fund           Fund           Fund           Fund
                   (May 31,       (May 31,       (May 31,     (Sept. 30,     (March 31,        (May 31,
                      2003)          2003)          2003)          2003)          2003)           2003)
-----------------------------------------------------------------------------------------------------------
Baxter                 $451           $407           $402         $9,528         $4,707           $427
-----------------------------------------------------------------------------------------------------------
Hill                  1,196          1,078          1,066         26,324         11,945          1,130
-----------------------------------------------------------------------------------------------------------
Jackson                 604            544            538         13,415          5,978            570
-----------------------------------------------------------------------------------------------------------
Joskow                  460            414            410         10,059          4,625            434
-----------------------------------------------------------------------------------------------------------
Mullin                  517            466            461         10,899          5,397            489
-----------------------------------------------------------------------------------------------------------
Stephens                202            182            180          4,280          2,112            191
-----------------------------------------------------------------------------------------------------------

                                                                                 Putnam
                     Putnam         Putnam         Putnam                    Tax Exempt
                     NY Tax       Ohio Tax      Penn. Tax         Putnam          Money
                     Exempt         Exempt         Exempt     Tax Exempt         Market
                Income Fund    Income Fund    Income Fund    Income Fund           Fund
                  (Nov. 30,       (May 31,       (May 31,     (Sept. 30,     (Sept. 30,
                      2003)          2003)          2003)          2003)          2003)
-----------------------------------------------------------------------------------------
Baxter               $7,600           $413           $419         $7,701           $414
-----------------------------------------------------------------------------------------
Hill                 21,820          1,094          1,110         21,278          1,143
-----------------------------------------------------------------------------------------
Jackson              11,199            552            560         10,843            583
-----------------------------------------------------------------------------------------
Joskow                8,269            420            427          8,131            437
-----------------------------------------------------------------------------------------
Mullin                8,688            473            480          8,810            473
-----------------------------------------------------------------------------------------
Stephens              3,410            185            188          3,459            186
-----------------------------------------------------------------------------------------

                                                   Putnam
                     Putnam                          U.S.
                   Tax-Free         Putnam     Government
                 High Yield       Tax-Free         Income
                       Fund   Insured Fund          Trust
                  (July 31,      (July 31,     (Sept. 30,
                      2003)          2003)          2003)
------------------------------------------------------------
Baxter               $6,346         $2,749        $11,962
------------------------------------------------------------
Hill                 17,534          7,597         33,049
------------------------------------------------------------
Jackson               8,934          3,871         16,842
------------------------------------------------------------
Joskow                6,690          2,899         12,629
------------------------------------------------------------
Mullin                7,264          3,147         13,683
------------------------------------------------------------
Stephens              2,848          1,234          5,373
------------------------------------------------------------


(6) Marsh & McLennan Companies, Inc. compensates Mr. Smith for his service as Trustee. Mr. Smith has waived any retirement benefits that he is entitled to receive under the Retirement Plan for Trustees of the Putnam funds.

(7) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman of the Trustees and President of the funds, respectively.

(8) Estimated aggregate compensation from the fund and estimated retirement benefits accrued as part of fund expenses are based on amounts incurred during the fund's current fiscal year.


Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

2. ADOPTION OF STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTIONS

As described in the following proposals, the Trustees recommend that shareholders of the affected funds approve the elimination of and revisions to certain fundamental investment restrictions currently observed by such funds. Generally, the purpose of these proposed changes is to increase each fund's investment flexibility and reduce administrative and compliance burdens by simplifying and making uniform these fundamental investment restrictions across all Putnam funds.

Background. The 1940 Act requires registered investment companies like the funds to have "fundamental" investment restrictions governing certain of its investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental. "Fundamental" investment restrictions can be changed only by a shareholder vote.

The proposed elimination of and revisions to certain of the fundamental investment restrictions of the funds are discussed below. By eliminating those fundamental investment restrictions that are not required and revising those fundamental investment restrictions that are required, the Trustees believe that Putnam Management will be better able to manage the funds in a changing regulatory or investment environment. In addition, the process of monitoring the funds' compliance with investment restrictions will be simplified.

To the extent multiple proposals apply to the same fund, the adoption of any of these proposals is not contingent on the adoption of any other proposal.

2.A. Amending FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING.

Affected funds:

Putnam Arizona Tax Exempt Income Fund
Putnam California Tax Exempt Income Fund
Putnam Diversified Income Trust
Putnam Florida Tax Exempt Income Fund
Putnam Global Income Trust
Putnam High Yield Advantage Fund
Putnam High Yield Trust
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam Money Market Fund
Putnam Municipal Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax Exempt Money Market Fund
Putnam Tax-Free High Yield Fund
Putnam Tax-Free Insured Fund

The Trustees recommend that each affected fund's fundamental investment restriction with respect to borrowing be revised to reflect the standard restriction expected to be used by other Putnam funds. Under the 1940 Act, a fund may borrow up to 33 1/3% of its total assets. Generally, each of the affected fund's current restriction is more restrictive. Exhibit B lists the current fundamental investment restrictions with respect to borrowing of each of the affected funds. The proposed fundamental investment restriction is set forth below:

"The fund may not. . . [b]orrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made."

If the proposed change is approved, each affected fund will not be restricted to borrowing only for redemption requests or for extraordinary or emergency purposes, and would not be limited to borrowing only from banks. The new restriction would not prohibit an affected fund from borrowing for leveraging purposes, although Putnam Management currently has no intention of borrowing for such purposes. If an affected fund were to borrow money, its net assets would tend to increase or decrease to a greater extent with market changes than if the fund had not borrowed money.

Putnam Management believes that this enhanced flexibility could assist each affected fund in achieving its investment objective. In circumstances in which an affected fund's available cash is not sufficient to meet, among other things, shareholder redemptions, Putnam Management believes that it may be advantageous at times for an affected fund to borrow money instead of raising cash by selling its portfolio securities, which could be disruptive to the fund's investment strategy.

In a separate proposal (see Proposal 2.B below), shareholders of these affected funds are being asked to approve an amendment to each affected fund's restriction on lending. The proposed revisions would, subject to the limitations discussed below, permit an affected fund to participate in an "interfund lending program," which would allow the fund, through a master loan agreement, to lend available cash to and borrow from other Putnam funds. As stated above, certain of the affected funds may currently borrow money only from banks. Each affected fund would be able to borrow money under the interfund lending program only if the interest rate on the loan is more favorable to the fund than the interest rates otherwise available for short-term bank loans, as well as being more favorable to the lending fund than available repurchase agreement rates. Putnam Management believes that the ability to engage in such borrowing transactions will allow an affected fund to pay lower interest rates on its borrowings. An affected fund could, in certain circumstances, have its loan recalled by a lending fund on one day's notice. In these circumstances, the affected fund might have to borrow from a bank at a higher interest rate if loans were not available from other Putnam funds.

The Putnam funds have received an exemptive order from the SEC which permits interfund lending between Putnam funds so long as certain conditions are satisfied.

Required Vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected fund, or (2) 67% or more of the shares of the affected fund present at the meeting if more than 50% of the outstanding shares of the affected fund are present at the meeting in person or by proxy.

2.B. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING LOANS.

Affected funds:

Putnam Arizona Tax Exempt Income Fund
Putnam California Tax Exempt Income Fund
Putnam Diversified Income Trust
Putnam Floating Rate Income Fund
Putnam Florida Tax Exempt Income Fund
Putnam Global Income Trust
Putnam High Yield Advantage Fund
Putnam High Yield Trust
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam Money Market Fund
Putnam Municipal Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax Exempt Money Market Fund
Putnam Tax-Free High Yield Fund
Putnam Tax-Free Insured Fund

The Trustees recommend that each affected fund's fundamental investment restriction with respect to making loans be revised to reflect the standard restriction used by other Putnam funds, to remove any limitations on each affected fund's ability to enter into repurchase agreements and securities loans and to clarify that each affected fund is permitted (subject to the limitation discussed above) to participate in the proposed interfund lending program described in Proposal 2.A. Each affected fund currently has the following fundamental investment restriction which states that such affected fund may not:

"Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities."

The proposed amended fundamental investment restriction is set forth below:

"The fund may not. . . [m]ake loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities."

Following the amendment, each affected fund may, consistent with its investment objective and policies and applicable law, enter into repurchase agreements and securities loans without limit. Putnam Management believes that this increased investment flexibility could assist each affected fund in achieving its investment objective.

When a fund enters into a repurchase agreement, it typically purchases a security for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the fund's cost plus interest. When a fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties, typically in exchange for a portion of the interest earned on the collateral posted by the borrower. These transactions must be fully collateralized at all times, but involve some risk to the fund if the borrower should default on its obligation. If the borrower in these transactions should become involved in bankruptcy insolvency proceedings, it is possible that the fund may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

If the proposal is approved, each affected fund would be able to participate in an interfund lending program and make loans to other Putnam funds for short-term purposes. As discussed in Proposal 2.A, a fund would only make loans under the program if it could receive an interest rate higher than those available for repurchase agreements. There is a risk that a fund could experience a delay in obtaining prompt repayment of a loan and, unlike repurchase agreements, the fund would not necessarily have received collateral for its loan. A delay in obtaining prompt payment could cause a fund to miss an investment opportunity or to incur costs to borrow money to replace the delayed payment.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected fund, or (2) 67% or more of the shares of the affected fund present at the meeting if more than 50% of the outstanding shares of the affected fund are present at the meeting in person or by proxy.

2.C. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
     DIVERSIFICATION OF INVESTMENTS.

Affected funds: All funds except Putnam Floating Rate Income Fund

The Trustees recommend that each affected fund's fundamental investment restriction with respect to the diversification of its investments be revised to reflect the standard restrictions expected to be used by the other Putnam funds, depending on whether the affected fund is a "diversified" fund or a "non-diversified" fund.

Under the 1940 Act, a "diversified" fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities, cash, cash items or the securities of other regulated investment companies). The remaining 25% of the fund's total assets is not subject to this restriction.

A "non-diversified" fund is not subject to the 1940 Act restriction discussed above, but is only subject to the rules under the Internal Revenue Code of 1986, as amended (the "Code"), which require that a fund diversify its holdings at the end of each fiscal quarter such that, with respect to 50% of the fund's total assets, the fund does not have more than 5% of its total assets invested in any one issuer. The remaining 50% of the fund's assets is not subject to this 5% limitation, although with respect to that portion of its assets the fund may not invest more than 25% in any issuer. Neither of these Code requirements applies to U.S. government securities, cash, cash items or the securities of other regulated investment companies.

Exhibit C lists the current fundamental investment restrictions with respect to diversification of investments of each of the affected funds. The proposed amended fundamental investment restrictions are set forth below:

"The fund may not ... [w]ith respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies." (For Putnam Arizona Tax Exempt Income Fund, Putnam Florida Tax Exempt Income Fund, Putnam Global Income Trust and Putnam New Jersey Tax Exempt Income Fund only (collectively, the "non-diversified funds").)

                               OR

"The fund may not ... [w]ith respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies, and that insurers of tax-exempt securities are not considered issuers of securities for this purpose. (For Putnam Tax-Free High Yield Fund and Putnam Tax-Free Insured Fund only (together, the "tax-free diversified funds").)

                               OR

"The fund may not ... [w]ith respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies." (For all affected funds other than the non-diversified funds and the tax-free diversified funds.)

If the proposed change is approved, each affected fund will continue to be able to invest up to 25% of its total assets in the securities of any one issuer. The amended restrictions would continue to exclude from its limitations U.S. government securities, cash and cash items, and would also exclude from its limitations securities of other investment companies. The proposed changes would not result in a "diversified" fund becoming a "non-diversified" fund, or a "non-diversified" fund becoming a "diversified" fund.

The purpose of these proposed changes is to reduce administrative and compliance burdens by simplifying and making uniform these fundamental investment restrictions with respect to diversification. The proposed revisions would also permit each affected fund to invest in shares of Putnam money market funds, Putnam short-term bond funds or other Putnam entities that operate as cash management investment vehicles in excess of the limitations discussed above, by excluding from these limitations securities of other investment companies.

The Putnam funds have received an exemptive order from the SEC which permits "cash sweep" arrangements in which a fund invests all or a portion of its available cash in a Putnam cash management investment vehicle, such as a Putnam money market fund, rather than directly in short-term instruments. If the proposed change is approved, each affected fund will be able to invest up to 25% of its total assets in a Putnam money market fund or other Putnam cash management investment vehicle, in accordance with the conditions set forth in the SEC exemptive order. Putnam Management believes that use of a Putnam money market fund or other Putnam cash management investment vehicle to invest an affected fund's uninvested cash and cash collateral from securities lending arrangements may achieve greater efficiencies, reduce fund management expenses and increase returns. Moreover, use of a Putnam money market fund or other Putnam cash management investment vehicle in these instances would permit an affected fund's management team to focus on the management of the principal investments of the fund.

Required Vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected fund, or (2) 67% or more of the shares of the affected fund present at the meeting if more than 50% of the outstanding shares of the affected fund are present at the meeting in person or by proxy.

2.D. AMENDING FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO THE ISSUANCE
     OF SENIOR SECURITIES.

Affected fund: Putnam New York Tax Exempt Income Fund

The Trustees recommend that the affected fund's fundamental investment restriction with respect to the issuance of senior securities be revised to reflect the standard restriction expected to be used by the other Putnam funds and to make it clear that a fund is not restricted from borrowing money consistent with its investment policies. Generally, a "senior security" is a security which has priority over any other security as to distribution of assets or dividends and technically includes all indebtedness over 5% of the fund's assets. The affected fund currently has the following fundamental investment restrictions which states that the fund may not:

"Issue any class of securities which is senior to the fund's shares of beneficial interest."

The proposed amended fundamental investment restriction is set forth below:

"The fund may not... [i]ssue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings."

The 1940 Act imposes limitations on an investment company's ability to issue senior securities. This revised fundamental investment restriction is intended to simplify and standardize the language of the funds' policies concerning senior securities, and to permit the affected fund to take full advantage of all investment flexibility permitted under applicable law.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected fund, or (2) 67% or more of the shares of the affected fund present at the meeting if more than 50% of the outstanding shares of the affected fund are present at the meeting in person or by proxy.

2.E. AMENDING FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO PURCHASING
     OR SELLING OPTIONS, PUTS, CALLS, STRADDLES AND SPREADS.

Affected fund: Putnam U.S. Government Income Trust

The Trustees recommend that the affected fund's fundamental investment restriction with respect to investments in options, puts, calls, straddles, spreads or combinations thereof be eliminated. The current fundamental investment restriction states that the affected fund may not:

"Purchase or sell options, or puts, calls, straddles, spreads or combinations thereof, except that the fund may write covered call options with respect to any part or all of its portfolio securities and enter into closing purchase transactions with respect to such options."

If the proposal is approved, the affected fund would be able to engage in a variety of transactions involving the use of options. The affected fund would continue to be able to write covered call options with respect to its portfolio securities and enter into closing purchase transactions with respect to such options. Putnam Management believes that this increased investment flexibility could assist the affected fund in achieving its investment objective. Putnam Management also believes that elimination of this investment restriction would reduce administrative and compliance burdens by conforming the affected fund's fundamental investment restrictions with other Putnam funds which currently do not have a fundamental investment restrictions with respect to investments in options.

A fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

A fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

The successful use of a fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. When a fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on a fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected fund, or (2) 67% or more of the shares of the affected fund present at the meeting if more than 50% of the outstanding shares of the affected fund are present at the meeting in person or by proxy.

2.F. AMENDING FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENTS
     IN COMMODITIES.

Affected fund: Putnam U.S. Government Income Trust

The Trustees are recommending that the affected fund's fundamental investment restriction with respect to investments in commodities contracts be revised to reflect the standard restriction used by the other Putnam funds and to increase the affected fund's investment flexibility. The current restriction states that the affected fund may not:

"Purchase or sell commodities or commodity contracts."

The proposed amended fundamental restriction is set forth below:

"The fund may not ... [p]urchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options, and may enter into foreign exchange contracts and other financial transactions not involving physical commodities."

Under the revised restriction, the affected fund will be able to engage in a variety of transactions involving the use of financial futures and related options, as well as various other financial transactions, to the extent consistent with its investment objective and policies. Putnam Management believes this investment flexibility could assist the affected fund in achieving its investment objective, in part because such strategies often offer opportunities for hedging and increased investment return. The addition of financial transactions not involving physical commodities is intended to give the affected fund maximum flexibility to invest in a variety of financial instruments that could technically be considered commodities, but which do not involve the direct purchase and sale of physical commodities, which are the intended focus of the restriction.

Foreign exchange transactions are subject to many of the risks associated with futures and options. However, given the affected fund's current investment policies, Putnam Management has no present intention of engaging in such transactions on behalf of the fund.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected fund, or (2) 67% or more of the shares of the affected fund present at the meeting if more than 50% of the outstanding shares of the affected fund are present at the meeting in person or by proxy.

3. APPROVING AN AMENDMENT TO DECLARATIONS OF TRUST.

Affected funds: All funds

The Trustees of each of the trusts of which a fund is a series (the "Trusts") and of each fund that is not a series of a Trust (each a "Fund") have approved, and recommend shareholder authorization of, a proposal to amend each Trust's and each Fund's Agreement and Declaration of Trust (each a "Declaration of Trust") to expressly provide that the Trust or Fund may pay redemption proceeds in kind (i.e., by delivering portfolio securities rather than cash). Each Trust's and each Fund's Declaration of Trust provides that it may be amended by the Trustees when authorized by a Trust's or Fund's shareholders.

Exhibit D lists the Article and Section of each Declaration of Trust that would be revised by the proposed amendment to such Declaration of Trust. The proposed amendment to each Declaration of Trust is set forth below:

                         Article VI

          Distributions, Redemptions and Repurchases

                           * * *

Redemption and Repurchases

Section 2. The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of any certificate for the Shares to be purchased, a proper instrument of transfer and a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares, or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as next determined in accordance with the Bylaws, less any redemption charge fixed by the Trustees. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made. The obligation set forth in this Section 2 is subject to the provision that in the event that any time the New York Stock Exchange is closed for other than customary weekends or holidays, or, if permitted by the rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impractical for the Trust to dispose of its investments or to determine fairly the value of its net assets, or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors, such obligation may be suspended or postponed by the Trustees. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made. Payment for any redemption, purchase or repurchase may be made in cash or in other property, or in any combination thereof. The composition of any such payment shall be determined by the Trust in its sole discretion, and the Trust shall have no obligation to effect a pro rata division of cash or other property in making any such payment. In no event shall the Trust be liable for any delay of any other person in transferring securities or other property selected for delivery as all or part of any payment.

Putnam Management recommended the proposed change to modernize and standardize this provision of each Trust's or Fund's Declaration of Trust. The Declarations of Trust are currently silent on the matter of the permitted form of redemption payments and could be construed as permitting only a cash payment. Although the Trusts and Funds have no current intention to redeem their shares other than for cash, Putnam Management believes that the explicit authority to pay a redemption wholly or partially in kind may benefit a Fund's or Trust's remaining shareholders in circumstances where a fund is facing significant redemptions. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the portfolio securities into cash. If the proposal is approved by a Trust's or Fund's shareholders, such Trust or Fund intends to file an election with the SEC under Rule 18f-1 of the 1940 Act, which commits the Trust or Fund to pay in cash any request for redemption by a single shareholder during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's or Fund's net asset value at the beginning of the 90-day period.

Required Vote. For each Trust, all shares will vote together as a single class, and approval of this proposal requires the affirmative vote of shareholders holding a majority of the shares of the Trust entitled to vote.

For each Fund that is not a series of a Trust, approval of this proposal requires the affirmative vote of shareholders holding a majority of the shares of such Fund outstanding.

Further information about voting and the meeting

Quorum and methods of tabulation. The shareholders of each fund vote separately with respect to each proposal other than the election of Trustees (Proposal 1) and approving the amendment to a Trust's Declaration of Trust (Proposal 3), in which case shareholders of each series of a Trust vote together as a single class. In the case of each fund, 30% of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting. The tellers will count the total number of votes cast "for" approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, neither abstentions nor broker non-votes have an effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a vote "against" the proposal.

Other business. The Trustees know of no matters other than those set forth herein to be brought before the meeting. If, however, any other matters properly come before the meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Simultaneous meetings. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously.

If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, the Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company and Putnam Retail Management may solicit proxies in person or by telephone. Your fund may arrange to have PFPC Inc., a proxy solicitation firm, call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders' identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Management has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize the proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Shareholders have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third party vendor hired by Putnam Management or by automated telephone service. The giving of such a proxy will not affect your right to vote in person should you decide to attend the meeting. To use the Internet, please access the Internet address listed on your proxy card, and follow the instructions on the internet site. To record your voting instructions via automated telephone service, call the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The Putnam funds have retained at their own expense PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, to aid in the solicitation of instructions for registered and nominee accounts, for a fee expected not to exceed $1.3 million plus reasonable out-of-pocket expenses for mailing. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, are borne by each fund.

Revocation of proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund,
(ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions via the Internet or (iv) by attending the meeting and voting in person.

Date for receipt of shareholders' proposals for subsequent meetings of shareholders. Your fund does not regularly hold annual shareholder meetings, but may from time to time schedule special meetings. In addition, your fund has voluntarily undertaken to hold shareholder meetings at least every five years. In accordance with the regulations of the SEC, in order to be eligible for inclusion in the fund's proxy statement for such a meeting, a shareholder proposal must be received a reasonable time before the fund prints and mails its proxy statement.

The Board Policy and Nominating Committee will also consider nominees recommended by shareholders of the fund to serve as Trustees. A shareholder must submit the names of any such nominees in writing to the fund, to the attention of the Clerk, at the address of the principal offices of the fund.

If a shareholder who wishes to present a proposal at a special shareholder meeting fails to notify the fund within a reasonable time before the fund mails its proxy statement, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules.

All shareholder proposals must also comply with other requirements of the SEC's rules and the fund's Declaration of Trust.

Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against the proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Financial information. Your fund will furnish to you upon request and without charge, a copy of the fund's annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203 or 1-800-225-1581.


Fund Information

Putnam Investments. Putnam Investment Management, LLC, each fund's investment manager, is a subsidiary of Putnam Management Trust, which is in turn owned by Putnam Investments. Putnam Investments is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is in turn owned by Marsh & McLennan Companies, Inc., a leading professional services firm that includes risk and insurance services, investment management and consulting businesses. Putnam Fiduciary Trust Company, the fund's investor servicing agent and custodian and Putnam Retail Management Limited Partnership, the fund's principal underwriter, are also subsidiaries of Putnam Investments. The address of Putnam Investments Trust, Putnam Investments, Putnam Investment Management, LLC, Putnam Retail Management Limited Partnership and Putnam Fiduciary Trust Company is One Post Office Square, Boston, Massachusetts 02109. The address of the executive offices of Marsh & McLennan Companies, Inc. is 1166 Avenue of the Americas, New York, New York 10036.

Litigation. Exhibit E to this proxy statement describes the pending legal proceedings in which the Trustees have been named as parties adverse to your fund as of June 30, 2004.

Limitation of Trustee liability. The Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Independent registered public accounting firm. As listed below, the Trustees have selected PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, or KPMG, 99 High Street, Boston, Massachusetts 02110, each an independent registered public accounting firm for each fund's current fiscal year. These firms are among the country's preeminent independent registered public accounting firms. Each firm was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services and the competitiveness of its fees. Representatives of each of Pricewaterhouse Coopers LLP and KPMG LLP are expected to be present at the meeting to make statements and to respond to appropriate questions.

The following tables present fees billed in each of the last two fiscal years for services rendered to a fund by PricewaterhouseCoopers LLP:



                         Putnam American                  Putnam Global           Putnam Massachusetts
                  Government Income Fund                   Income Trust         Tax Exempt Income Fund
------------------------------------------------------------------------------------------------------
Audit          Sept. 30, 2003 -- $58,551       Oct. 31, 2003 -- $61,947        May 31, 2004 -- $36,148
Fees           Sept. 30, 2002 -- $48,104       Oct. 31, 2002 -- $53,027        May 31, 2003 -- $30,358
------------------------------------------------------------------------------------------------------
Audit-Related       Sept. 30, 2003 -- $0            Oct. 31, 2003 -- $0             May 31, 2004 -- $0
Fees                Sept. 30, 2002 -- $0            Oct. 31, 2002 -- $0             May 31, 2003 -- $0
------------------------------------------------------------------------------------------------------
Tax Fees        Sept. 30, 2003 -- $3,616        Oct. 31, 2003 -- $8,537         May 31, 2004 -- $5,957
                Sept. 30, 2002 -- $3,003        Oct. 31, 2002 -- $6,951         May 31, 2003 -- $4,972
------------------------------------------------------------------------------------------------------
All Other           Sept. 30, 2003 -- $0            Oct. 31, 2003 -- $0            May 31, 2004 -- $75
Fees              Sept. 30, 2002 -- $495           Oct. 31, 2002 -- $54             May 31, 2003 -- $0
------------------------------------------------------------------------------------------------------

                     Putnam Michigan Tax           Putnam Minnesota Tax                   Putnam Money
                      Exempt Income Fund             Exempt Income Fund                    Market Fund
------------------------------------------------------------------------------------------------------
Audit            May 31, 2004 -- $34,732        May 31, 2004 -- $34,636      Sept. 30, 2003 -- $77,215
Fees             May 31, 2003 -- $30,167        May 31, 2003 -- $30,184      Sept. 30, 2002 -- $58,006
------------------------------------------------------------------------------------------------------
Audit-Related         May 31, 2004 -- $0             May 31, 2004 -- $0           Sept. 30, 2003 -- $0
Fees                  May 31, 2003 -- $0             May 31, 2003 -- $0           Sept. 30, 2002 -- $0
------------------------------------------------------------------------------------------------------
Tax Fees          May 31, 2004 -- $5,925         May 31, 2004 -- $5,921       Sept. 30, 2003 -- $3,759
                  May 31, 2003 -- $4,940         May 31, 2003 -- $4,940       Sept. 30, 2002 -- $2,445
------------------------------------------------------------------------------------------------------
All Other            May 31, 2004 -- $30            May 31, 2004 -- $28           Sept. 30, 2003 -- $0
Fees                  May 31, 2003 -- $0             May 31, 2003 -- $0       Sept. 30, 2002 -- $2,000
------------------------------------------------------------------------------------------------------

                   Putnam New Jersey Tax                Putnam Ohio Tax        Putnam Pennsylvania Tax
                      Exempt Income Fund             Exempt Income Fund             Exempt Income Fund
------------------------------------------------------------------------------------------------------
Audit            May 31, 2004 -- $35,200        May 31, 2004 -- $36,315        May 31, 2004 -- $35,001
Fees             May 31, 2003 -- $30,284        May 31, 2003 -- $31,562        May 31, 2003 -- $30,386
------------------------------------------------------------------------------------------------------
Audit-Related         May 31, 2004 -- $0             May 31, 2004 -- $0             May 31, 2004 -- $0
Fees                  May 31, 2003 -- $0             May 31, 2003 -- $0             May 31, 2003 -- $0
------------------------------------------------------------------------------------------------------
Tax               May 31, 2004 -- $5,934         May 31, 2004 -- $5,933         May 31, 2004 -- $5,935
Fees              May 31, 2003 -- $4,957         May 31, 2003 -- $4,946         May 31, 2003 -- $4,954
------------------------------------------------------------------------------------------------------
All Other            May 31, 2004 -- $52            May 31, 2004 -- $39            May 31, 2004 -- $42
Fees                  May 31, 2003 -- $0             May 31, 2003 -- $0             May 31, 2003 -- $0
------------------------------------------------------------------------------------------------------

                       Putnam Tax Exempt                Putnam Tax-Free                Putnam Tax-Free
                       Money Market Fund                High Yield Fund                   Insured Fund
------------------------------------------------------------------------------------------------------
Audit          Sept. 30, 2003 -- $34,245       July 31, 2003 -- $66,954       July 31, 2003 -- $50,317
Fees           Sept. 30, 2002 -- $30,092       July 31, 2002 -- $55,875       July 31, 2002 -- $42,899
------------------------------------------------------------------------------------------------------
Audit-Related       Sept. 30, 2003 -- $0            July 31, 2003 -- $0            July 31, 2003 -- $0
Fees                Sept. 30, 2002 -- $0            July 31, 2002 -- $0            July 31, 2002 -- $0
------------------------------------------------------------------------------------------------------
Tax             Sept. 30, 2003 -- $2,027        July 31, 2003 -- $5,703        July 31, 2003 -- $5,598
Fees            Sept. 30, 2002 -- $1,963        July 31, 2002 -- $4,775        July 31, 2002 -- $4,726
------------------------------------------------------------------------------------------------------
All Other           Sept. 30, 2003 -- $0            July 31, 2003 -- $0            July 31, 2003 -- $0
Fees                Sept. 30, 2002 -- $0          July 31, 2002 -- $189           July 31, 2002 -- $59
------------------------------------------------------------------------------------------------------

The following table presents fees billed in each of the last two fiscal years for services rendered to a fund by KPMG LLP:

                                  Putnam                         Putnam                         Putnam
                             Arizona Tax                 California Tax                    Diversified
                      Exempt Income Fund             Exempt Income Fund                   Income Trust
------------------------------------------------------------------------------------------------------
Audit            May 31, 2004 -- $26,044      Sept. 30, 2003 -- $32,300      Sept. 30, 2003 -- $38,200
Fees             May 31, 2003 -- $24,600      Sept. 30, 2002 -- $30,500      Sept. 30, 2002 -- $35,600
------------------------------------------------------------------------------------------------------
Audit-Related         May 31, 2004 -- $0           Sept. 30, 2003 -- $0           Sept. 30, 2003 -- $0
Fees                  May 31, 2003 -- $0           Sept. 30, 2002 -- $0           Sept. 30, 2002 -- $0
------------------------------------------------------------------------------------------------------
Tax               May 31, 2004 -- $3,600       Sept. 30, 2003 -- $3,600       Sept. 30, 2003 -- $3,600
Fees              May 31, 2003 -- $3,400       Sept. 30, 2002 -- $3,400       Sept. 30, 2002 -- $3,400
------------------------------------------------------------------------------------------------------
All Other            May 31, 2004 -- $25           Sept. 30, 2003 -- $0           Sept. 30, 2003 -- $0
Fees              May 31, 2003 -- $1,731       Sept. 30, 2002 -- $1,731       Sept. 30, 2002 -- $1,731
------------------------------------------------------------------------------------------------------

                      Putnam Florida Tax                         Putnam              Putnam High Yield
                      Exempt Income Fund               High Yield Trust                 Advantage Fund
------------------------------------------------------------------------------------------------------
Audit            May 31, 2004 -- $27,781       Aug. 31, 2003 -- $36,800       Nov. 30, 2003 -- $36,200
Fees             May 31, 2003 -- $26,200       Aug. 31, 2002 -- $34,500       Nov. 30, 2002 -- $34,200
------------------------------------------------------------------------------------------------------
Audit-Related         May 31, 2004 -- $0            Aug. 31, 2003 -- $0            Nov. 30, 2003 -- $0
Fees                  May 31, 2003 -- $0            Aug. 31, 2002 -- $0            Nov. 30, 2002 -- $0
------------------------------------------------------------------------------------------------------
Tax               May 31, 2004 -- $3,600        Aug. 31, 2003 -- $3,600        Nov. 30, 2003 -- $3,300
Fees              May 31, 2003 -- $3,400        Aug. 31, 2002 -- $3,400        Nov. 30, 2002 -- $3,100
------------------------------------------------------------------------------------------------------
All Other            May 31, 2004 -- $48            Aug. 31, 2003 -- $0            Nov. 30, 2003 -- $0
Fees              May 31, 2003 -- $1,731        Aug. 31, 2002 -- $1,731        Nov. 30, 2002 -- $1,731
------------------------------------------------------------------------------------------------------

                                                    Putnam Intermediate
                                  Putnam                U.S. Government               Putnam Municipal
                             Income Fund                    Income Fund                    Income Fund
------------------------------------------------------------------------------------------------------
Audit           Oct. 31, 2003 -- $37,400       Nov. 30, 2003 -- $25,300       Mar. 31, 2004 -- $34,400
Fees            Oct. 31, 2002 -- $35,000       Nov. 30, 2002 -- $23,900       Mar. 31, 2003 -- $32,500
------------------------------------------------------------------------------------------------------
Audit-Related        Oct. 31, 2003 -- $0            Nov. 30, 2003 -- $0            Mar. 31, 2004 -- $0
Fees                 Oct. 31, 2002 -- $0            Nov. 30, 2002 -- $0            Mar. 31, 2003 -- $0
------------------------------------------------------------------------------------------------------
Tax              Oct. 31, 2003 -- $3,600        Nov. 30, 2003 -- $3,300        Mar. 31, 2004 -- $3,600
Fees             Oct. 31, 2002 -- $3,400        Nov. 30, 2002 -- $3,100        Mar. 31, 2003 -- $3,400
------------------------------------------------------------------------------------------------------
All Other            Oct. 31, 2003 -- $0            Nov. 30, 2003 -- $0          Mar. 31, 2004 -- $188
Fees             Oct. 31, 2002 -- $1,731        Nov. 30, 2002 -- $1,731        Mar. 31, 2003 -- $1,730
------------------------------------------------------------------------------------------------------

                                                                                                Putnam
                     Putnam New York Tax              Putnam Tax Exempt                U.S. Government
                      Exempt Income Fund                    Income Fund                   Income Trust
------------------------------------------------------------------------------------------------------
Audit           Nov. 30, 2003 -- $32,300      Sept. 30, 2003 -- $30,900      Sept. 30, 2003 -- $30,100
Fees            Nov. 30, 2002 -- $30,500      Sept. 30, 2002 -- $29,200      Sept. 30, 2002 -- $28,150
------------------------------------------------------------------------------------------------------
Audit-Related        Nov. 30, 2003 -- $0           Sept. 30, 2003 -- $0           Sept. 30, 2003 -- $0
Fees                 Nov. 30, 2002 -- $0           Sept. 30, 2002 -- $0           Sept. 30, 2002 -- $0
------------------------------------------------------------------------------------------------------
Tax              Nov. 30, 2003 -- $3,600       Sept. 30, 2003 -- $3,600       Sept. 30, 2003 -- $2,800
Fees             Nov. 30, 2002 -- $3,400       Sept. 30, 2002 -- $3,400       Sept. 30, 2002 -- $2,650
------------------------------------------------------------------------------------------------------
All Other            Nov. 30, 2003 -- $0           Sept. 30, 2003 -- $0           Sept. 30, 2003 -- $0
Fees             Nov. 30, 2002 -- $1,731       Sept. 30, 2002 -- $1,731       Sept. 30, 2002 -- $1,731
------------------------------------------------------------------------------------------------------

As of the date of this proxy statement, Putnam Floating Rate Income Fund and Putnam Prime Money Market Fund had not completed a full fiscal year of operations.

Audit Fees represents fees billed for a fund's last two fiscal years.

Audit-Related Fees represents fees billed in a fund's last two fiscal years for services traditionally performed by the fund's auditors, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represents fees billed in a fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represents fees billed for services relating to calculation of a fund's investment performance, fund expense processing and interfund trading.


The following tables present the amounts the independent auditors billed for aggregate non-audit fees in each of the last two fiscal years to each fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund:

PricewaterhouseCoopers LLP:

                                                                                                Putnam
                         Putnam American                  Putnam Global              Massachusetts Tax
                  Government Income Fund                   Income Trust             Exempt Income Fund
------------------------------------------------------------------------------------------------------
Non-           Sept. 30, 2003 -- $77,211      Oct. 31, 2003 -- $110,614       May 31, 2004 -- $136,521
Audit Fees      Sept. 30, 2002 -- $3,497        Oct. 31, 2002 -- $7,005        May 31, 2003 -- $59,490
------------------------------------------------------------------------------------------------------

                     Putnam Michigan Tax           Putnam Minnesota Tax                   Putnam Money
                      Exempt Income Fund             Exempt Income Fund                    Market Fund
------------------------------------------------------------------------------------------------------
Non-            May 31, 2004 -- $136,445       May 31, 2004 -- $136,439      Sept. 30, 2003 -- $77,354
Audit Fees       May 31, 2003 -- $59,458        May 31, 2003 -- $59,458       Sept. 30, 2002 -- $4,445
------------------------------------------------------------------------------------------------------

                   Putnam New Jersey Tax                Putnam Ohio Tax        Putnam Pennsylvania Tax
                      Exempt Income Fund             Exempt Income Fund             Exempt Income Fund
------------------------------------------------------------------------------------------------------
Non-            May 31, 2004 -- $136,475       May 31, 2004 -- $136,462       May 31, 2004 -- $136,467
Audit Fees       May 31, 2003 -- $59,475        May 31, 2003 -- $59,464        May 31, 2003 -- $59,472
------------------------------------------------------------------------------------------------------

                       Putnam Tax Exempt                Putnam Tax-Free                Putnam Tax-Free
                       Money Market Fund                High Yield Fund                   Insured Fund
------------------------------------------------------------------------------------------------------
Non-           Sept. 30, 2003 -- $75,622       July 31, 2003 -- $79,298       July 31, 2003 -- $79,193
Audit Fees      Sept. 30, 2002 -- $1,963       July 31, 2002 -- $19,893       July 31, 2002 -- $19,715
------------------------------------------------------------------------------------------------------

KPMG LLP:
                      Putnam Arizona Tax          Putnam California Tax             Putnam Diversified
                      Exempt Income Fund             Exempt Income Fund                   Income Trust
------------------------------------------------------------------------------------------------------
Non-              May 31, 2004 -- $3,625       Sept. 30, 2003 -- $3,600       Sept. 30, 2003 -- $3,600
Audit Fees        May 31, 2003 -- $5,131       Sept. 30, 2002 -- $5,131       Sept. 30, 2002 -- $5,131
------------------------------------------------------------------------------------------------------

                      Putnam Florida Tax              Putnam High Yield              Putnam High Yield
                      Exempt Income Fund                          Trust                 Advantage Fund
------------------------------------------------------------------------------------------------------
Non-              May 31, 2004 -- $3,648        Aug. 31, 2003 -- $3,600        Nov. 30, 2003 -- $3,300
Audit Fees        May 31, 2003 -- $5,131        Aug. 31, 2002 -- $5,131        Nov. 30, 2002 -- $4,831
------------------------------------------------------------------------------------------------------

                                                    Putnam Intermediate
                                  Putnam                U.S. Government               Putnam Municipal
                             Income Fund                    Income Fund                    Income Fund
------------------------------------------------------------------------------------------------------
Non-             Oct. 31, 2003 -- $3,600        Nov. 30, 2003 -- $3,300       March 31, 2004 -- $3,788
Audit Fees       Oct. 31, 2002 -- $5,131        Nov. 30, 2002 -- $4,831       March 31, 2003 -- $5,130
------------------------------------------------------------------------------------------------------

                     Putnam New York Tax              Putnam Tax Exempt         Putnam U.S. Government
                      Exempt Income Fund                    Income Fund                   Income Trust
------------------------------------------------------------------------------------------------------
Non-             Nov. 30, 2003 -- $3,600       Sept. 30, 2003 -- $3,600       Sept. 30, 2003 -- $2,800
Audit Fees       Nov. 30, 2002 -- $5,131        Sept.30, 2002 -- $5,131        Sept. 30, 2002 - $4,381
------------------------------------------------------------------------------------------------------


As of the date of this proxy statement, Putnam Floating Rate Income Fund and Putnam Prime Money Market Fund had not completed a full fiscal year of operations.


Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Management and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the funds was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditors' engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the funds.

For each fund's last two fiscal years, such funds' principal auditors did not bill for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

Officers and other information. All of the officers of your fund, with the exception of Mr. Putnam, III, are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Investments Trust and indirectly of Putnam LLC, Messrs. Haldeman, Putnam, III and Smith (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, distribution fees, custodian fees, and investor servicing fees paid or allowed by the fund. In addition to Mr. Putnam, III, the other officers of each fund are as follows:



                                     Year first
Name (birthdate)                     elected     Business experience
Office with the fund                 to office   during past 5 years
-------------------------------------------------------------------------------
Charles E. Porter (7/26/38)*           1989      Managing Director,
Executive Vice President,                        Putnam Investments
Associate Treasurer and Principal                and Putnam Management
Executive Officer
-------------------------------------------------------------------------------
Jonathan S. Horwitz (6/4/55)*          2004      Managing Director,
Senior Vice President and Treasurer              Putnam Investments
-------------------------------------------------------------------------------
Steven D. Krichmar (6/27/58)           2002      Senior Managing Director,
Vice President and Principal                     Putnam Investments.
Financial Officer                                Prior to 2001, Mr. Krichmar
                                                 was a Partner at
                                                 PricewaterhouseCoopers, LLP
-------------------------------------------------------------------------------
Michael T. Healy (1/24/58)             2000      Managing Director,
Assistant Treasurer and                          Putnam Investments
Principal Accounting Officer
-------------------------------------------------------------------------------
Beth S. Mazor (4/6/58)                 2002      Senior Vice President,
Vice President                                   Putnam Investments
-------------------------------------------------------------------------------
Daniel T. Gallagher (2/27/62)*         2004      Vice President, Putnam
Vice President & Legal and Compliance            Investments. Prior to
Liaison Officer                                  2004, Mr. Gallagher was an
                                                 Associate at Ropes & Gray
                                                 LLP; Prior to 2000, he
                                                 was a Law Clerk for the
                                                 Massachusetts Supreme
                                                 Judicial Court
-------------------------------------------------------------------------------
Mark C. Trenchard (6/5/62)             2002      Senior Vice President,
Vice President and                               Putnam Investments
BSA Compliance Officer
-------------------------------------------------------------------------------
Francis J. McNamara (8/19/55)          2004      Senior Managing Director,
Vice President &                                 Putnam Investments, Putnam
Chief Legal Officer                              Management and Putnam Retail
                                                 Management. Prior to
                                                 2004, Mr. McNamara was
                                                 General Counsel of State
                                                 Street Research & Management.
-------------------------------------------------------------------------------
James P. Pappas (2/24/53)              2004      Managing Director,
Vice President                                   Putnam Investments and
                                                 Putnam Management. During
                                                 2002, Mr. Pappas was Chief
                                                 Operating Officer of Atalanta/
                                                 Sosnoff Management Corporation;
                                                 prior to 2001 he was President
                                                 and Chief Executive Officer of
                                                 UAM Investment Services, Inc.
-------------------------------------------------------------------------------
Richard S. Robie III (3/30/60)         2004      Senior Managing Director,
Vice President                                   Putnam Investments, Putnam
                                                 Management and Putnam
                                                 Retail Management. Prior
                                                 to 2003, Mr. Robie was
                                                 Senior Vice President of
                                                 United Asset Management
                                                 Corporation.
-------------------------------------------------------------------------------
Judith Cohen (6/7/45)*                 1993      Clerk and Assistant
Clerk and Assistant Treasurer                    Treasurer, The
                                                 Putnam Funds
-------------------------------------------------------------------------------


* Officers of each fund who are members of the Trustees' independent administrative staff. Compensation for these officers is fixed by the Trustees and reimbursed by Putnam Management.



Shares outstanding of your fund as of June 30, 2004*

                             Putnam            Putnam            Putnam            Putnam           Putnam             Putnam
                           American           Arizona        California       Diversified          Florida             Global
                         Government        Tax Exempt        Tax Exempt            Income       Tax Exempt             Income
Class                   Income Fund       Income Fund       Income Fund             Trust           Income              Trust
-----------------------------------------------------------------------------------------------------------------------------
Class A shares      106,841,863.856     9,827,565.558   253,922,993.043   133,964,637.803   17,679,589.020      8,282,918.384
-----------------------------------------------------------------------------------------------------------------------------
Class B shares       12,148,059.834     2,026,206.709    30,591,828.236    55,052,441.304    3,747,962.890      2,465,018.490
-----------------------------------------------------------------------------------------------------------------------------
Class C shares          749,470.509                --     2,900,481.735    29,543,631.823               --        143,164.078
-----------------------------------------------------------------------------------------------------------------------------
Class M shares          436,400.629       139,438.000       821,452.105   343,895,680.305       80,341.478      2,545,506.934
-----------------------------------------------------------------------------------------------------------------------------
Class R shares              116.666                --                --           490.017               --             84.275
-----------------------------------------------------------------------------------------------------------------------------
Class Y shares        1,728,390.760                --                --     2,387,517.350               --                 --
-----------------------------------------------------------------------------------------------------------------------------

                             Putnam            Putnam                              Putnam           Putnam             Putnam
                         High Yield              High            Putnam      Intermediate    Massachusetts           Michigan
                          Advantage             Yield            Income   U.S. Government       Tax Exempt         Tax Exempt
Class                          Fund             Trust              Fund              Fund      Income Fund        Income Fund
-----------------------------------------------------------------------------------------------------------------------------
Class A shares       80,518,695.878   244,665,944.062   148,769,401.848    70,457,332.575   28,572,166.753     12,952,658.852
-----------------------------------------------------------------------------------------------------------------------------
Class B shares       24,765,520.529    87,433,438.251    52,369,555.113    41,056,642.554    9,222,983.012      3,554,759.659
-----------------------------------------------------------------------------------------------------------------------------
Class C shares                   --     7,987,882.094     4,515,099.500     3,902,406.643      111,879.026                 --
-----------------------------------------------------------------------------------------------------------------------------
Class M shares       98,076,345.774     3,340,206.114    92,369,504.161     1,906,767.762      520,136.072        157,929.305
-----------------------------------------------------------------------------------------------------------------------------
Class R shares                   --         8,164.692       578,400.000     7,643,601.000               --                 --
-----------------------------------------------------------------------------------------------------------------------------
Class Y shares        3,866,803.244    31,128,686.821   119,309,994.474    32,839,747.040               --                 --
-----------------------------------------------------------------------------------------------------------------------------

                                                                                   Putnam           Putnam             Putnam
                             Putnam            Putnam            Putnam        New Jersey         New York               Ohio
                          Minnesota             Money         Municipal        Tax Exempt       Tax Exempt         Tax Exempt
                         Tax Exempt            Market            Income            Income           Income             Income
Class                          Fund              Fund              Fund              Fund             Fund               Fund
-----------------------------------------------------------------------------------------------------------------------------
Class A shares       11,105,098.794 3,731,454,647.020    74,274,863.117    18,972,902.650  140,948,671.932     17,035,313.695
-----------------------------------------------------------------------------------------------------------------------------
Class B shares        3,763,461.983   582,955,633.690    14,858,497.617     8,250,459.382   14,237,539.582      3,642,849.703
-----------------------------------------------------------------------------------------------------------------------------
Class C shares                   --    47,349,668.100     1,470,215.772                --    1,101,028.038                 --
-----------------------------------------------------------------------------------------------------------------------------
Class M shares          118,839.008    55,756,324.380       930,981.971       166,164.978      375,001.056         97,367.224
-----------------------------------------------------------------------------------------------------------------------------
Class R shares                   --        30,997.900                --                --               --                 --
-----------------------------------------------------------------------------------------------------------------------------
Class T shares                   --   112,117,207.020                --                --               --                 --
-----------------------------------------------------------------------------------------------------------------------------
Class Y shares                   --                --                --                --               --                 --
-----------------------------------------------------------------------------------------------------------------------------

                            Putnam
                      Pennsylvania             Putnam            Putnam            Putnam           Putnam             Putnam
                        Tax Exempt         Tax Exempt        Tax Exempt          Tax-Free         Tax-Free    U.S. Government
                            Income             Income      Money Market        High Yield          Insured             Income
Class                         Fund               Fund              Fund              Fund             Fund              Trust
-----------------------------------------------------------------------------------------------------------------------------
Class A shares       17,025,346.788   151,482,334.487   128,275,266.190    64,583,318.628   19,435,922.343    113,039,358.877
-----------------------------------------------------------------------------------------------------------------------------
Class B shares        5,601,722.403     8,641,174.999                --    14,678,451.562    7,576,789.721     24,728,513.513
-----------------------------------------------------------------------------------------------------------------------------
Class C shares                   --     1,115,022.462                --       853,208.487      686,191.234      2,255,748.990
-----------------------------------------------------------------------------------------------------------------------------
Class M shares          250,526.293       783,560.696                --       559,313.369       77,183.848      4,040,910.427
-----------------------------------------------------------------------------------------------------------------------------
Class R shares                   --                --                --                --               --            106.329
-----------------------------------------------------------------------------------------------------------------------------
Class Y shares                   --                --                --                --               --      2,058,258.656
-----------------------------------------------------------------------------------------------------------------------------

                             Putnam
                              Prime
                              Money
                             Market
Class                          Fund
-----------------------------------
Class A shares            1,001.110
-----------------------------------
Class B shares                   --
-----------------------------------
Class C shares                   --
-----------------------------------
Class I shares            1,001.530
-----------------------------------
Class M shares                   --
-----------------------------------
Class P shares    3,721,397,996.000
-----------------------------------
Class S shares            1,001.180
-----------------------------------
Class R shares            1,000.800
-----------------------------------
Class Y shares                   --
-----------------------------------

* Putnam Floating Rate Income Fund commenced operations after June 30, 2004.



As of June 30, 2004, to the knowledge of the fund, only the following persons owned of record or beneficially 5% or more of any class of shares of any fund+:


                    Putnam                 Putnam                 Putnam
                    American               Arizona Tax            California Tax
                    Government             Exempt                 Exempt
Class               Income Fund            Income Fund            Income Fund
--------------------------------------------------------------------------------------------
A                                          Edward D. Jones & Co.  Merrill, Lynch, Pierce,
                                           201 Progress Pkwy      Fenner & Smith Inc.
                                           Maryland Heights, MO   4800 Deer Lake Dr. E
                                           63043-3003             Jacksonville, FL 32246
                                           (14.20%)               (7.50%)

                                                                  Citigroup Global
                                                                  Markets Inc.
                                                                  333 W 34th St. FL 3
                                                                  New York, NY
                                                                  10001-2402
                                                                  (9.50%)
--------------------------------------------------------------------------------------------
B                                                                 Merrill, Lynch, Pierce,
                                                                  Fenner & Smith Inc.
                                                                  4800 Deer Lake Dr. E
                                                                  Jacksonville, FL 32246
                                                                  (8.30%)

                                                                  Citigroup Global
                                                                  Markets Inc.
                                                                  333 W 34th St. FL 3
                                                                  New York, NY
                                                                  10001-2402
                                                                  (10.80%)
--------------------------------------------------------------------------------------------
C                   Merrill, Lynch, Pierce,                       Merrill, Lynch, Pierce,
                    Fenner & Smith Inc.                           Fenner & Smith Inc.
                    4800 Deer Lake Dr. E                          4800 Deer Lake Dr. E
                    Jacksonville, FL                              Jacksonville, FL
                    32246-6484                                    32246-6484
                    (6.80%)                                       (10.00%)

                                                                  Citigroup Global
                                                                  Markets Inc.
                                                                  333 W 34th St. FL 3
                                                                  New York, NY
                                                                  10001-2402
                                                                  (12.50%)
--------------------------------------------------------------------------------------------

                    Putnam                 Putnam                 Putnam
                    American               Arizona Tax            California Tax
                    Government             Exempt                 Exempt
Class               Income Fund            Income Fund            Income Fund
--------------------------------------------------------------------------------------------
M                   Putnam Fiduciary       Edward D. Jones & Co   Edward D. Jones & Co
                    Trust Co TTEE          201 Progress Pkwy      201 Progress Pkwy
                    Burch West, Inc.       Maryland Heights, MO   Maryland Heights, MO
                    Attn: Retail 401(k)    63043-3003             63043-3003
                    Admin B-5-A            (23.30%)               (24.70%)
                    PO Box 9747
                    Providence, RI
                    02940-9747
                    (5.71%)

                    Professional Insurance L & F Investments, Ltd.William L Rosenberg
                    Services               4121 North 64th Place  3875 Vista Linda Dr.
                    1221 Kestrel Ct.       Scottsdale, AZ         Encino, CA
                    Waukesha, WI           85251-3109             91316-4455
                    53189-7776             (21.60%)               (7.40%)
                    (10.90%)

                    Harold Azmelian        LPL Financial Services
                    Philip Arpiarian &     9785 Towne
                    Armen Kalbian TTEE     Center Drive
                    Holy Cross Church      San Diego, CA
                    Endowment Trust        92121-1968
                    104 Highpoint Ave.     (19.80%)
                    Weehawken, NJ
                    07086-5603
                    (5.20%)

                                           Pershing LLC
                                           P.O. Box 2052
                                           Jersey City, NJ
                                           07303-2052
                                           (13.30%)
--------------------------------------------------------------------------------------------
R                   Putnam Investments LLC*
                    (96.40%)
--------------------------------------------------------------------------------------------
Y                   Putnam Investments LLC**
                    (7.79%)

                    Raymond James
                    Financial, Inc.
                    Star Plan Trust**
                    (13.94%)

                    Illinois Toolworks Inc.
                    Savings and
                    Investment Plan**
                    (39.18%)

                    Putnam Investments
                    Profit Sharing Plan**
                    (16.44%)
--------------------------------------------------------------------------------------------

                    Putnam                 Putnam                 Putnam
                    Diversified            Florida Tax            Global
                    Income                 Exempt                 Income
Class               Trust                  Income Fund            Trust
--------------------------------------------------------------------------------------------
A                   Edward D. Jones & Co   Edward D. Jones & Co
                    201 Progress Pkwy      201 Progress Pkwy
                    Maryland Heights, MO   Maryland Heights, MO
                    63043-3003             63043-3003
                    (10.90%)               (7.40%)

                                           Citigroup Global
                                           Markets Inc.
                                           333 W 34th St. FL 3
                                           New York, NY
                                           10001-2402
                                           (6.10%)

                                           Merrill, Lynch, Pierce,
                                           Fenner & Smith
                                           4800 Dear Lake Dr. E
                                           Jacksonville, FL
                                           32246-6484
                                           (8.60%)
--------------------------------------------------------------------------------------------
B                   Edward D. Jones & Co   Merrill, Lynch, Pierce,
                    201 Progress Pkwy      Fenner & Smith
                    Maryland Heights, MO   4800 Dear Lake Dr. E
                    63043-3003             Jacksonville, FL
                    (5.20%)                32246-6484
                                           (11.70%)

                                           Citigroup Global
                                           Markets Inc.
                                           333 W 34th St. FL 3
                                           New York, NY
                                           10001-2402
                                           (8.00%)
--------------------------------------------------------------------------------------------
C                   SMBC Friend                                   Merrill, Lynch, Pierce,
                    Securities Co., Ltd.                          Fenner & Smith
                    7-12 Kabuto-                                  4800 Dear Lake Dr. E
                    Cho Nihonbashi                                Jacksonville, FL
                    Chuo-Ku                                       32246-6484
                    Tokyo 103 Japan                               (8.70%)
                    (84.70%)

                                                                  Citigroup Global
                                                                  Markets Inc.
                                                                  333 W 34th St. FL 3
                                                                  New York, NY
                                                                  10001-2402
                                                                  (5.10%)
--------------------------------------------------------------------------------------------

                    Putnam                 Putnam                 Putnam
                    Diversified            Florida Tax            Global
                    Income                 Exempt                 Income
Class               Trust                  Income Fund            Trust
--------------------------------------------------------------------------------------------
M                   SMBC Friend            Edward D. Jones & Co   Tsubasa Securities
                    Securities Co., Ltd.   Maryland Heights, MO   Co., LTD
                    Cho Nihonbashi         201 Progress Pkwy      4-2 Marunouchi
                    Chuo-Ku                Maryland Heights, MO   3-Chome
                    Tokyo 103 Japan        63043-3003             Chiyoda-Ku
                    (99.10%)               (11.40%)               Tokyo, Japan
                                                                  (95.90%)

                                           Jack R. Goodwin
                                           P.O. Box 1911
                                           Inverness, FL
                                           34451-1911
                                           (18.00%)

                                           National Financial
                                           Services Corp.
                                           Church Street Station
                                           P.O. Box 3908
                                           New York, NY 10008
                                           (8.50%)

                                           Marlene V S Christie
                                           1801 Oakwood Ct.
                                           Venice, FL
                                           34293-2035
                                           (7.30%)

                                           Paul S Dixon
                                           79 Royal Oak Drive
                                           Vero Beach, FL
                                           32962-3081
                                           (7.30%)

                                           Steven D. Davis
                                           759 Nightingale Dr.
                                           Indialantic, FL
                                           32903-4747
                                           (6.70%)

                                           Legg Mason Wood
                                           Walker Inc.
                                           PO Box 1476
                                           Baltimore, MD
                                           2120200.00%
                                           (6.90%)
--------------------------------------------------------------------------------------------

                    Putnam                 Putnam                 Putnam
                    Diversified            Florida Tax            Global
                    Income                 Exempt                 Income
Class               Trust                  Income Fund            Trust
--------------------------------------------------------------------------------------------
R                   Putnam Investments LLC*                       Putnam Investments
                    (21.40%)                                      LLC*
                                                                  (100.00%)

                    Vito Spinosa
                    Cheryl Spinosa TTEES
                    Barclay Contracting Co.
                    U/A Dtd 8/12/2000
                    PO Box 1871
                    Allentown, PA
                    18105-1871
                    (71.30%)

                    MCB Trust Services
                    700 17th St. STE 300
                    Denver, CO
                    80202-3531
                    (6.90%)
--------------------------------------------------------------------------------------------
Y                   Putnam Investments LLC**
                    (11.26%)

                    Marsh & McLennan
                    Deferred Compensation
                    Plans
                    1166 Avenue of
                    the Americas
                    New York, NY
                    10036-2774
                    (37.01%)

                    Illinois Toolworks Inc.
                    Savings and
                    Investment Plan**
                    (24.26%)

                    Putnam Investments
                    Profit Sharing Plan**
                    (13.71%)
--------------------------------------------------------------------------------------------

                    Putnam
                    High Yield             Putnam                 Putnam
                    Advantage              High Yield             Income
Class               Fund                   Trust                  Fund
--------------------------------------------------------------------------------------------
A                   Edward D. Jones & Co.  Edward D. Jones & Co.  Edward D. Jones & Co.
                    201 Progress Pkwy      201 Progress Pkwy      201 Progress Pkwy
                    Maryland Heights, MO   Maryland Heights, MO   Maryland Heights, MO
                    63043-3003             63043-3003             63043-3003
                    (13.50%)               (20.70%)               (12.50%)

                    Citibank, NA
                    390 Greenwich Street
                    New York, NY
                    10013-2375
                    (7.40%)
--------------------------------------------------------------------------------------------
B                   Edward D. Jones & Co.  Edward D. Jones & Co.  Edward D. Jones & Co.
                    201 Progress Pkwy      201 Progress Pkwy      201 Progress Pkwy
                    Maryland Heights, MO   Maryland Heights, MO   Maryland Heights, MO
                    63043-3003             63043-3003             63043-3003
                    (7.30%)                (9.90%)                (5.80%)

                    Citigroup Global
                    Markets Inc.
                    333 W 34th St. FL 3
                    New York, NY
                    10001-2402
                    (6.90%)
--------------------------------------------------------------------------------------------
C                                          Merrill, Lynch, Pierce,Merrill, Lynch, Pierce,
                                           Fenner & Smith Inc.    Fenner & Smith Inc.
                                           4800 Deer Lake Dr. E   4800 Deer Lake Dr. E
                                           Jacksonville, FL       Jacksonville, FL 32246
                                           32246-6384             (7.30%)
                                           (7.30%)

                                           Citigroup Global
                                           Markets Inc.
                                           333 W 34th St. FL 3
                                           New York, NY
                                           10001-2402
                                           (5.40%)
--------------------------------------------------------------------------------------------
M                   Mitsubishi Securities  Edward D. Jones & Co   Mizuho Investors
                    Co. LTD                201 Progress Pkwy      Securities Co., Ltd
                    Tokyo-Sumitomo         Maryland Heights, MO   Attn: General Manager
                    Twin Bldg East         63043-3003             Investment Trust
                    27 1 Shinkawa 2        100-8350               Department
                    Chome Chou Ku          (13.60%)               Shibusawa City Place A.
                    Tokyo Japan 104                               13-16, Nihonbashi-
                    (97.50%)                                      Kayaba-cho 1-chome
                                                                  Chuo-ku,
                                                                  Tokyo 104, Japan
                                                                  (96.30%)
--------------------------------------------------------------------------------------------

                    Putnam
                    High Yield             Putnam                 Putnam
                    Advantage              High Yield             Income
Class               Fund                   Trust                  Fund
--------------------------------------------------------------------------------------------
R                                          A.G. Edwards &         Putnam Investments
                                           Sons Inc.              LLC*
                                           1 N. Jefferson Ave.    (27.10%)
                                           St. Louis, MO
                                           63103-2205
                                           (76.90%)

                                           MCB Trust Services     National Quality
                                           Cust. FBO              Review Inc TTEE
                                           (20.80%)               National Quality
                                                                  Review Inc.
                                                                  FBO Janet Stawasz
                                                                  7 Steven Drive
                                                                  South Hadley, MA
                                                                  01075-1317
                                                                  (31.50%)

                                                                  MCB Trust Services
                                                                  700 17th St. STE 300
                                                                  Denver, CO
                                                                  80202-3531
                                                                  (41.00%)
--------------------------------------------------------------------------------------------
Y                   Putnam Investments     Ohio Tuition Trust
                    LLC**                  Authority/College
                    (16.96%)               Advantage Program***
                                           (35.50%)

                    Raymond James                                 Ohio Tuition Trust
                    Financial, Inc.                               Authority/College
                    Star Plan Trust**                             Advantage
                    (7.14%)                                       Program***
                                                                  (8.90%)

                    Marsh & McLennan
                    Deferred Compensation
                    Plans
                    1166 Avenue of
                    the Americas
                    New York, NY
                    10036-2774
                    (24.05%)

                    Illinois Toolworks Inc.
                    Savings and
                    Investment Plan**
                    (30.88%)

                    Putnam Investments
                    Profit Sharing Plan**
                    (16.42%)
--------------------------------------------------------------------------------------------

                    Putnam                 Putnam                 Putnam
                    Intermediate U.S.      Massachusetts          Michigan
                    Government             Tax Exempt             Tax Exempt
Class               Income Fund            Income Fund            Income Fund
--------------------------------------------------------------------------------------------
A                   Annuity Fund of                               Edward D. Jones & Co.
                    Local 164 IBEW**                              201 Progress Pkwy
                    (18.80%)                                      Maryland Heights, MO
                                                                  63043-3003
                                                                  (19.70%)
--------------------------------------------------------------------------------------------
B                   Merrill, Lynch, Pierce,Merrill, Lynch, Pierce,
                    Fenner & Smith Inc.    Fenner & Smith Inc.
                    4800 Deer Lake Dr. E   4800 Deer Lake Dr. E
                    Jacksonville, FL 32246 Jacksonville, FL 32246
                    (7.90%)                (7.20%)
--------------------------------------------------------------------------------------------
C                   Citigroup Global       US Clearing Corp
                    Markets Inc.           26 Broadway
                    333 W 34th St. FL 3    New York, NY
                    New York, NY           10004-1798
                    10001-2402             (33.20%)
                    (5.60%)

                                           Robert C Osheas &
                                           Elizabeth F Oshea
                                           JTWROS
                                           PO Box 719
                                           Dennis, MA
                                           02638-0719
                                           (25.50%)

                                           Joan A Fitzgerald
                                           Elaine Greene
                                           JTWROS TOD
                                           Walter D Fitzgerald, III
                                           Subject to
                                           STA TOD Rules
                                           40 Rockingham Ave,
                                           Apt 214
                                           West Roxbury, MA
                                           02132-4523
                                           (24.40%)

                                           Fiserv Securities, Inc.
                                           Attn. Mutual Funds
                                           One Commerce Square
                                           2005 Market Street,
                                           Suite 1200
                                           Philadelphia, PA
                                           19103-7008
                                           (9.40%)
--------------------------------------------------------------------------------------------

                    Putnam                 Putnam                 Putnam
                    Intermediate U.S.      Massachusetts          Michigan
                    Government             Tax Exempt             Tax Exempt
Class               Income Fund            Income Fund            Income Fund
--------------------------------------------------------------------------------------------
 M                                         Merrill, Lynch, Pierce,Edward D. Jones & Co.
                                           Fenner & Smith Inc.    201 Progress Pkwy
                                           4800 Deer Lake Dr. E   Maryland Heights, MO
                                           Jacksonville, FL 32246 63043-3003
                                           (8.00%)                (15.10%)

                                           UBS Financial          A.G Edwards &
                                           Services, Inc.         Sons Inc.
                                           P.O. Box 3321          1 N. Jefferson Ave.
                                           Weehawken, NJ          St. Louis, MO
                                           07086-8154             63103-2205
                                           (13.80%)               (30.30%)

                                           Leonard Joiner         Frank R. Farkas
                                           150 Hampshire Road     1832 Ada Avenue
                                           Methuen, MA            Muskegon, MI
                                           01844-11171            49492-4206
                                           (7.50%)                (13.00%)

                                           Andrea Matoes          Pauline B. Pickford
                                           238 Plymouth Ave.      64 Pleasant St.
                                           E Wareham, MA          Oxford, MI
                                           02538-1185             48371-4648
                                           (5.30%)                (9.00%)

                                           First Clearing         UBS Financial
                                           Corporation            Services, Inc.
                                           The Barbara B Dickey   P.O. Box 3321
                                           Family Trust           Weehawken, NJ
                                           Barbara B Dickey TTEE  07086-8154
                                           60 Daley Terrace,      (8.60%)
                                           Apt 26
                                           Orleans, MA 02653
                                           (5.30%)
--------------------------------------------------------------------------------------------
R                   MCB Trust Services
                    700 17th St. STE 300
                    Denver, CO
                    80202-3531
                    (97.30%)
--------------------------------------------------------------------------------------------
Y                   Electrical Contractors
                    Association and
                    Local Union 134,
                    IBEW Joint Pension
                    Trust of Chicago**
                    (93.37%)
--------------------------------------------------------------------------------------------

                    Putnam                 Putnam                 Putnam
                    Minnesota              Money                  Municipal
                    Tax Exempt             Market                 Income
Class               Income Fund            Fund                   Fund
--------------------------------------------------------------------------------------------
A                   Edward D. Jones & Co.                         Edward D. Jones & Co.
                    201 Progress Pkwy                             201 Progress Pkwy
                    Maryland Heights, MO                          Maryland Heights, MO
                    63043-3003                                    63043-3003
                    (23.80%)                                      (17.20%)
--------------------------------------------------------------------------------------------
B                   Edward D. Jones & Co.                         Edward D. Jones & Co.
                    201 Progress Pkwy                             201 Progress Pkwy
                    Maryland Heights, MO                          Maryland Heights, MO
                    63043-3003                                    63043-3003
                    (6.00%)                                       (7.10%)

                                                                  Merrill, Lynch, Pierce,
                                                                  Fenner & Smith Inc.
                                                                  4800 Deer Lake Dr. E
                                                                  Jacksonville, FL 32246
                                                                  (5.60%)
--------------------------------------------------------------------------------------------
C                                                                 Citigroup Global
                                                                  Markets Inc.
                                                                  333 W 34th St. FL 3
                                                                  New York, NY
                                                                  10001-2402
                                                                  (6.40%)
--------------------------------------------------------------------------------------------
M                   Pershing, LLC                                 Edward D. Jones & Co.
                    P.O. Box 2052                                 201 Progress Pkwy
                    Jersey City, NJ                               Maryland Heights, MO
                    07303-2052                                    63043-3003
                    (19.00%)                                      (20.00%)

                    Louise C. Larson                              Citigroup Global
                    8106 Highwood Drive                           Markets Inc.
                    Apt. Y116                                     333 W 34th St. FL 3
                    Bloomington, MN                               New York, NY
                    55438-3042                                    10001-2402
                    (13.20%)                                      (6.20%)

                    Gertrude L                                    Pershing, LLC
                    Palubicki Tod                                 P.O. Box 2052
                    Kennedri A. Gustin                            Jersey City, NJ
                    Subject to Sta Tod Rules                      07303-2052
                    576 E 2nd St                                  (6.40%)
                    Winona, MN
                    55987-4217
                    (8.20%)

                    UBS Financial                                 Peggy L Seaman TTEE
                    Services, Inc.                                Peggy L Seaman Trust
                    P.O. Box 3321                                 U/A Dtd 11/19/1997
                    Weehawken, NJ                                 11833 Bailey Dr. NE
                    07086-8154                                    Lowell, MI
                    (7.90%)                                       49331-9481
                                                                  (5.80%)
--------------------------------------------------------------------------------------------

                    Putnam                 Putnam                 Putnam
                    Minnesota              Money                  Municipal
                    Tax Exempt             Market                 Income
Class               Income Fund            Fund                   Fund
--------------------------------------------------------------------------------------------
M (cont.)           LPL Financial Services                        LPL Financial Services
                    9785 Towne                                    9785 Towne
                    Center Drive                                  Center Drive
                    San Diego, CA                                 San Diego, CA
                    92121-1968                                    92121-1968
                    (5.10%)                                       (5.00%)

                    Southwest Securities Inc.
                    PO Box 509002
                    Dallas, TX
                    75250-9002
                    (5.10%)
--------------------------------------------------------------------------------------------
R                                          MCB Trust Services
                                           700 17th St. Suite 300
                                           Denver, CO
                                           80202-3531
                                           (58.20%)

                                           National Quality
                                           Review Inc.
                                           7 Steven Drive
                                           South Hadley, MA
                                           01075-1317
                                           (28.80%)
--------------------------------------------------------------------------------------------
T                                          Pershing LLC
                                           P.O. Box 2052
                                           Jersey City, NJ
                                           07303-2052
                                           (90.30%)
--------------------------------------------------------------------------------------------

                    Putnam                 Putnam                 Putnam
                    New Jersey             New York               Ohio
                    Tax Exempt             Tax Exempt             Tax Exempt
Class               Income Fund            Income Fund            Income Fund
--------------------------------------------------------------------------------------------
A                   Citigroup Global       Merrill, Lynch, Pierce,Edward D. Jones & Co.
                    Markets Inc.           Fenner & Smith Inc.    201 Progress Pkwy
                    333 W 34th St. FL 3    4800 Deer Lake Dr. E   Maryland Heights, MO
                    New York, NY           Jacksonville, FL 32246 63043-3003
                    10001-2402             (9.00%)                (20.80%)
                    (7.70%)

                    Merrill, Lynch, Pierce,Citigroup Global
                    Fenner & Smith Inc.    Markets Inc.
                    4800 Deer Lake Dr. E   333 W 34th St. FL 3
                    Jacksonville, FL 32246 New York, NY
                    (6.40%)                10001-2402
                                           (7.20%)
--------------------------------------------------------------------------------------------
B                   Citigroup Global       Merrill, Lynch, Pierce,Merrill, Lynch, Pierce,
                    Markets Inc.           Fenner & Smith Inc.    Fenner & Smith Inc.
                    333 W 34th St. FL 3    4800 Deer Lake Dr. E   4800 Deer Lake Dr. E
                    New York, NY           Jacksonville, FL 32246 Jacksonville, FL 32246
                    10001-2402             (8.80%)                (12.20%)
                    (7.90%)

                                           Citigroup Global
                                           Markets Inc.
                                           333 W 34th St. FL 3
                                           New York, NY
                                           10001-2402
                                           (9.10%)
--------------------------------------------------------------------------------------------
C                                          Citigroup Global
                                           Markets Inc.
                                           333 W 34th St. FL 3
                                           New York, NY
                                           10001-2402
                                           (8.60%)

                                           Merrill, Lynch, Pierce,
                                           Fenner & Smith Inc.
                                           4800 Deer Lake Dr. E
                                           Jacksonville, FL 32246
                                           (16.70%)

                                           Klaus Gueldenpennig
                                           31 Lazy Trl.
                                           Penfield, NY
                                           14526-1703
                                           (10.60%)
--------------------------------------------------------------------------------------------

                    Putnam                 Putnam                 Putnam
                    New Jersey             New York               Ohio
                    Tax Exempt             Tax Exempt             Tax Exempt
Class               Income Fund            Income Fund            Income Fund
--------------------------------------------------------------------------------------------
M                   Marie Franklin March*  Pershing, LLC          Edward D. Jones & Co.
                    (38.00%)               P.O. Box 2052          201 Progress Pkwy
                                           Jersey City, NJ        Maryland Heights, MO
                                           07303-2052             63043-3003
                                           (22.40%)               (33.50%)

                    Merrill, Lynch, Pierce,Concetta Lacorte       Pershing, LLC
                    Fenner & Smith Inc.    9005 165th Avenue      P.O. Box 2052
                    4800 Deer Lake Dr. E   Jacksonville, FL 32246 Jersey City, NJ
                    Howard Beach, NY       (11.70%)               07303-2052
                    1141400.00%                                   (10.20%)
                    (10.70%)

                    US Clearing Corp       Edward D. Jones & Co.  Merrill, Lynch, Pierce,
                    26 Broadway            201 Progress Pkwy      Fenner & Smith Inc.
                    New York, NY           Maryland Heights, MO   4800 Deer Lake Dr. E
                    10004-1798             63043-3003             Jacksonville, FL 32246
                    (9.10%)                (9.10%)                (7.50%)

                    Leonard Cavaliere      Albert Detiberiis      Wexford Clearing
                    21 King George Road    8905 103rd Avenue      Services
                    Warren, NJ             Ozone Park, NY         One New York Plaza
                    07059-7014             11417-1358             New York, NY 10292
                    (7.50%)                (6.80%)                (6.60%)

                    Josiah H. Compton &                           Ray R. Jeffery &
                    Alice E. Compton                              Dorothy C. Jeffery
                    Ten In Comm                                   JTWROS
                    23 Jefferson CT                               W Woodcox Street
                    Bridgewater, NJ                               PO Box 291
                    08807-3050                                    Antwerp, OH
                    (5.20%)                                       45813-0291
                                                                  (5.50%)

                                                                  Raymond James &
                                                                  Assoc Inc.
                                                                  880 Carillon Pkwy
                                                                  St Petersburg, FL
                                                                  33716-1102
                                                                  (5.40%)
--------------------------------------------------------------------------------------------

                    Putnam                 Putnam                 Putnam
                    Pennsylvania           Tax Exempt             Tax Exempt
                    Tax Exempt             Income                 Money Market
Class               Income Fund            Fund                   Fund
--------------------------------------------------------------------------------------------
A                                          Edward D. Jones & Co.  John A. Hill
                                           201 Progress Pkwy      33 Avon Rd.
                                           Maryland Heights, MO   Bronxville, NY
                                           63043-3003             10708-1601
                                           (22.40%)               (8.40%)
                                                                  (10,797,890.460
                                                                  shares)
--------------------------------------------------------------------------------------------
B                   Merrill, Lynch, Pierce,Edward D. Jones & Co.
                    Fenner & Smith Inc.    201 Progress Pkwy
                    4800 Deer Lake Dr. E   Maryland Heights, MO
                    Jacksonville, FL 32246 63043-3003
                    (5.20%)                (8.10%)

                                           Merrill, Lynch, Pierce,
                                           Fenner & Smith Inc.
                                           4800 Deer Lake Dr. E
                                           Jacksonville, FL 32246
                                           (6.60%)
--------------------------------------------------------------------------------------------
C                                          Primevest Financial
                                           Services
                                           400 First Street South,
                                           Suite 300
                                           PO Box 283
                                           St Cloud, MN 56302
                                           (8.70%)

                                           Citigroup Global
                                           Markets Inc.
                                           333 W 34th St. FL 3
                                           New York, NY
                                           10001-2402
                                           (5.60%)
--------------------------------------------------------------------------------------------

                    Putnam                 Putnam                 Putnam
                    Pennsylvania           Tax Exempt             Tax Exempt
                    Tax Exempt             Income                 Money Market
Class               Income Fund            Fund                   Fund
--------------------------------------------------------------------------------------------
M                   John J. Handley        Edward D. Jones & Co.
                    P.O. Box 294-4         201 Progress Pkwy
                    Dallas, PA 18612-9454  Maryland Heights, MO
                    (17.00%)               63043-3003
                                           (33.10%)

                    J.J.B. Hilliard        LPL Financial Services
                    W. L. Lyons, Inc.      9785 Towne
                    Jill F Willcox         Centre Drive
                    501 South 4th Street   San Diego, CA
                    Louisville, KY 40202   92121-1968
                    (10.30%)               (6.00%)

                    Lawrence A. D'Angelo   Deborah B. Burris
                    906 General            417 Kings Hwy
                    Howe Drive             Milford, DE
                    West Chester, PA       19382-7106
                    19963-1763             (5.70%)
                    (8.80%)

                    Grace R. Scalzo
                    59 High Street
                    Pittston, PA 18640
                    (7.50%)

                    UBS Financial
                    Services, Inc.
                    P.O. Box 3321
                    Weehawken, NJ
                    07086-8154
                    (7.40%)

                    A G Edwards & Sons Inc.
                    1 N Jefferson Ave.
                    St Louis, MO
                    63103-2205
                    (5.10%)
--------------------------------------------------------------------------------------------

                    Putnam                 Putnam                 Putnam
                    Tax-Free               Tax-Free               U.S. Government
                    High Yield             Insured                Income
Class               Fund                   Fund                   Trust
--------------------------------------------------------------------------------------------
A                   Edward D. Jones & Co.  Edward D. Jones & Co.  Edward D. Jones & Co.
                    201 Progress Pkwy      201 Progress Pkwy      201 Progress Pkwy
                    Maryland Heights, MO   Maryland Heights, MO   Maryland Heights, MO
                    63043-3003             63043-3003             63043-3003
                    (16.10%)               (13.40%)               (5.20%)

                    Citigroup Global
                    Markets Inc.
                    333 W 34th St. FL 3
                    New York, NY
                    10001-2402
                    (5.10%)
--------------------------------------------------------------------------------------------
B                   Edward D. Jones & Co.  Edward D. Jones & Co.
                    201 Progress Pkwy      201 Progress Pkwy
                    Maryland Heights, MO   Maryland Heights, MO
                    63043-3003             63043-3003
                    (10.50%)               (6.90%)

                    Merrill, Lynch, Pierce,Citigroup Global
                    Fenner & Smith Inc.    Markets Inc.
                    4800 Deer Lake Dr. E   333 W 34th St. FL 3
                    Jacksonville, FL 32246 New York, NY
                    (9.00%)                10001-2402
                                           (6.80%)

                                           Merrill, Lynch, Pierce,
                                           Fenner & Smith Inc.
                                           4800 Deer Lake Dr. E
                                           Jacksonville, FL 32246
                                           (7.10%)
--------------------------------------------------------------------------------------------
C                   Merrill, Lynch, Pierce,Merrill, Lynch, Pierce,Merrill, Lynch, Pierce,
                    Fenner & Smith Inc.    Fenner & Smith Inc.    Fenner & Smith Inc.
                    4800 Deer Lake Dr. E   4800 Deer Lake Dr. E   4800 Deer Lake Dr. E
                    Jacksonville, FL 32246 Jacksonville, FL 32246 Jacksonville, FL 32246
                    (17.50%)               (6.80%)                (9.30%)

                    Citigroup Global       Citigroup Global       Citigroup Global
                    Markets Inc.           Markets Inc.           Markets Inc.
                    333 W 34th St. FL 3    333 W 34th St. FL 3    333 W 34th St. FL 3
                    New York, NY           New York, NY           New York, NY
                    10001-2402             10001-2402             10001-2402
                    (8.30%)                (5.10%)                (7.90%)

                                           J.J.B. Hilliard, W.L.
                                           Lyons, Inc.
                                           P.O. Box 32760
                                           Louisville, KY
                                           40232-2760
                                           (9.70%)
--------------------------------------------------------------------------------------------

                    Putnam                 Putnam                 Putnam
                    Tax-Free               Tax-Free               U.S. Government
                    High Yield             Insured                Income
Class               Fund                   Fund                   Trust
--------------------------------------------------------------------------------------------
C (cont.)                                  Ruth G. Doffing,
                                           Trustee
                                           863 Bahls Drive
                                           Gastings, MN 55033
                                           (7.70%)

                                           Wells Fargo
                                           Investments LLC
                                           608 Second Avenue
                                           South, 8th Floor
                                           Minneapolis, MN
                                           5540200.00%
                                           (5.20%)
--------------------------------------------------------------------------------------------
M                   Edward D. Jones & Co.  Edward D. Jones & Co.  Mitsubishi Securities
                    201 Progress Pkwy      201 Progress Pkwy      Co. Ltd
                    Maryland Heights, MO   Maryland Heights, MO   5-2, Marunouchi
                    63043-3003             63043-3003             2-chome,
                    (23.40%)               (28.60%)               Chiyoda-ku, Tokyo
                                                                  100-0005 Japan
                                                                  (79.00%)

                                           Pershing, LLC
                                           P.O. Box 2052
                                           Jersey City, NJ
                                           07303-2052
                                           (20.70%)

                                           Joan M Novak &
                                           Eugene S. Novak
                                           JTWROS
                                           2091 E Parkview Circle
                                           Hoffman Est, IL
                                           60195-2644
                                           (5.70%)
--------------------------------------------------------------------------------------------
R                                                                 Putnam Investment
                                                                  LLC*
                                                                  (73.10%)

                                                                  Donald K Merrigan
                                                                  1927 Saucon Lane
                                                                  Bethlehem, PA
                                                                  18015-5242
                                                                  (19.00%)

                                                                  MCB Trust Services
                                                                  700 17th St. STE 300
                                                                  Denver, CO
                                                                  80202-3531
                                                                  (6.00%)
--------------------------------------------------------------------------------------------

                    Putnam                 Putnam                 Putnam
                    Tax-Free               Tax-Free               U.S. Government
                    High Yield             Insured                Income
Class               Fund                   Fund                   Trust
--------------------------------------------------------------------------------------------
Y                                                                 NYSEG Corp.
                                                                  Savings Plan**
                                                                  (39.97%)

                                                                  Illinois Tool
                                                                  Works, Inc.**
                                                                  (25.82%)

                                                                  Putnam Investments
                                                                  LLC**
                                                                  (8.14%)
--------------------------------------------------------------------------------------------

                    Putnam
                    Prime
                    Money Market
Class               Fund
--------------------------------------------------------------------------------------------
A                   Putnam Investments LLC*
                    (100.00%)
--------------------------------------------------------------------------------------------
I                   Putnam Investments LLC*
                    (100.00%)
--------------------------------------------------------------------------------------------
P                   Putnam Diversified
                    Income Trust*
                    (14.50%)

                    The George Putnam
                    Fund of Boston*
                    (11.40%)

                    Putnam Income Fund*
                    (9.00%)

                    Putnam Asset Allocation:
                    Balanced Portfolio*
                    (5.80%)

                    Putnam Voyager Fund*
                    (5.60%)
--------------------------------------------------------------------------------------------
R                   Putnam Investments LLC*
                    (100.00%)
--------------------------------------------------------------------------------------------
S                   Putnam Investments LLC*
                    (100.00%)
--------------------------------------------------------------------------------------------


  * The address for the name listed is: c/o Putnam Investments, One Post Office Square, Boston, MA 02109.

 ** The address for the name listed is: c/o Putnam Fiduciary Trust
    Company, as trustee or agent, Investors Way, Norwood, MA 02062-9105.

*** The address for the name listed is: c/o Putnam Fiduciary Trust
    Company, as service provider, Investors Way, Norwood, MA 02062-9105.

  + Putnam Floating Rate Income Fund commenced operations after June 30,
    2004.


                                                        EXHIBIT A

THE PUTNAM FUNDS

Board Policy and Nominating Committee Charter

This Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees and the conduct of legal affairs for the Funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee also reviews policy matters affecting the operation of the Board and its independent staff and make recommendations to the Board as appropriate. The Committee also oversees the voting of proxies associated with portfolio investments of The Putnam Funds with the goal of ensuring that these proxies are voted in the best interest of the Funds' shareholders. The Committee is comprised exclusively of Independent Trustees.

                                                        EXHIBIT B

Current Fundamental Investment Restrictions with Respect to Borrowing

Putnam Arizona Tax Exempt Income Fund
Putnam California Tax Exempt Income Fund
Putnam Florida Tax Exempt Income Fund
Putnam Global Income Trust
Putnam High Yield Advantage Fund
Putnam High Yield Trust
Putnam Intermediate U.S. Government Income Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam Municipal Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax Exempt Money Market Fund
Putnam Tax-Free High Yield Fund
Putnam Tax-Free Insured Fund

"The fund may not. . . [b]orrow money in excess of 10% of the value (taken at the lower of cost or current value) of [the fund's] total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

Putnam Diversified Income Trust

"The fund may not. . . [b]orrow money, except that the fund may borrow amounts not exceeding 15% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made for temporary purposes (including repurchasing its shares while effecting an orderly liquidation of portfolio securities) or for emergency purposes."

Putnam Income Fund

"The fund may not. . . [b]orrow money in excess of 10% of its net assets (taken at cost) and then only as a temporary measure for extraordinary or emergency reasons and not for investment. (The fund may borrow only from banks and immediately after any such borrowings there must be an asset coverage (total assets of the fund including the amount borrowed less liabilities other than such borrowings) of at least 300% of the amount of all borrowings. In the event that, due to market decline or other reasons, such asset coverage should at any time fall below 300%, the fund is required within three days not including Sundays and holidays to reduce the amount of its borrowings to the extent necessary to cause the asset coverage of such borrowings to be at least 300%. If this should happen, the fund may have to sell securities at a time when it would be disadvantageous to do so.)"

Putnam Money Market Fund

"The fund may not. . . [b]orrow money in excess of one-third of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are made. Interest paid on such borrowings would reduce the yield on the fund's investments."

                                                        EXHIBIT C

Current Fundamental Investment Restrictions with Respect to
Diversification of Investments

Putnam American Government Income Fund
Putnam California Tax Exempt Income Fund
Putnam Diversified Income Trust
Putnam High Yield Advantage Fund
Putnam High Yield Trust
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam Money Market Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Prime Money Market Fund
Putnam Tax Exempt Income Fund
Putnam Tax Exempt Money Market Fund
Putnam U.S. Government Income Trust

"The fund may not. . . [w]ith respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities."

Putnam Tax-Free High Yield Fund
Putnam Tax-Free Insured Fund

"The fund may not. . . [w]ith respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities and that insurers of tax-exempt securities are not considered issuers of securities for this purpose."

Putnam Municipal Income Fund

"The fund may not. . . [w]ith respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities."

Putnam Arizona Tax Exempt Income Fund
Putnam Florida Tax Exempt Income Fund
Putnam Global Income Trust
Putnam New Jersey Tax Exempt Income Fund

"The fund may not. . . [w]ith respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities."

                                                        EXHIBIT D

Current Provisions of Agreements and Declarations of Trust of the Funds with Respect to Redemption of Shares

Putnam American Government Income Fund
Putnam California Tax Exempt Income Fund
Putnam Global Income Trust
Putnam High Yield Advantage Fund
Putnam High Yield Trust
Putnam Income Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam U.S. Government Income Trust

                         Article VI

           Distributions, Redemptions and Repurchases

                           * * *

Redemption and Repurchases

Section 2. The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of any certificate for the Shares to be purchased, a proper instrument of transfer and a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares, or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as next determined in accordance with the Bylaws. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made. The obligation set forth in this Section 2 is subject to the provision that in the event that any time the New York Stock Exchange is closed for other than customary weekends or holidays, or, if permitted by the rules of the [Securities and Exchange Commission], during periods when trading on the Exchange is restricted or during any emergency which makes it impractical for the Trust to dispose of its investments or to determine fairly the value of its net assets, or during any other period permitted by order of the [Securities and Exchange Commission] for the protection of investors, such obligation may be suspended or postponed by the Trustees. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

Putnam Arizona Tax Exempt Income Fund
Putnam Diversified Income Trust
Putnam Florida Tax-Exempt Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam Municipal Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Prime Money Market Fund
Putnam Tax Exempt Money Market Fund

                         Article VI

           Distributions, Redemptions and Repurchases

                           * * *

Redemption and Repurchases

Section 2. The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of any certificate for the Shares to be purchased, a proper instrument of transfer and a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares, or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as next determined in accordance with the Bylaws, less any redemption charge fixed by the Trustees. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made. The obligation set forth in this Section 2 is subject to the provision that in the event that any time the New York Stock Exchange is closed for other than customary weekends or holidays, or, if permitted by the rules of the [Securities and Exchange Commission], during periods when trading on the Exchange is restricted or during any emergency which makes it impractical for the Trust to dispose of its investments or to determine fairly the value of its net assets, or during any other period permitted by order of the [Securities and Exchange Commission] for the protection of investors, such obligation may be suspended or postponed by the Trustees. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

Putnam Tax-Free High Yield Fund
Putnam Tax-Free Insured Fund

                         Article VI

           Distributions, Redemptions and Repurchases

                           * * *

Redemption and Repurchases

Section 2. The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of any certificate for the Shares to be purchased, a proper instrument of transfer and a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares, or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as next determined in accordance with the Bylaws, subject to any applicable redemption or other charge. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made. The obligation set forth in this Section 2 is subject to the provision that in the event that any time the New York Stock Exchange is closed for other than customary weekends or holidays, or, if permitted by the rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impractical for the Trust to dispose of its investments or to determine fairly the value of its net assets, or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors, such obligation may be suspended or postponed by the Trustees. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

Putnam Money Market Fund

                         Article VI

           Distributions, Redemptions and Repurchases

                           * * *

Redemption and Repurchases

The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of a proper instrument of transfer together with a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as described in Section 1 of this Article VI, next determined. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made. The obligation set forth in this Section 2 is subject to the provision that in the event that any time the New York Stock Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its investments or to determine fairly the value of its net assets, or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors, such obligation may be suspended or postponed by the Trustees. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

                                                        EXHIBIT E

Litigation

1. The plaintiff named below alleges that the defendants engaged in, or allowed others to engage in, activities that took advantage of the way mutual fund shares are priced in exchange for investments that benefited the managers and advisers of the funds, but which harmed investors and the funds themselves. The plaintiff's complaint sets forth violations of 36 of the 1940 Act, 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"), 10(b) and 20(a) of the 1934 Act, breach of fiduciary duty and civil conspiracy. The plaintiff seeks declaratory relief, damages pre and post judgment interest and attorney's fees and costs.



Case Name                         Defendants                         Court                Date Instituted
---------------------------------------------------------------------------------------------------------
Gladys Baker (derivatively        Putnam Management 1                United States        April 5, 2004
on behalf of The Putnam           Omid Kamshad                       District Court
Fund for Growth and               Justin Scott                       for the District
Income, Putnam Europe             Putnam Trustees 2                  of Delaware
Equity Fund, and the              Putnam Funds 3
Putnam Funds) v. Putnam            (nominal)
Investment Management
LLC, et al.
---------------------------------------------------------------------------------------------------------



2. The plaintiffs named below allege that the defendants engaged in, permitted and/or failed to prevent market timing and short-term trading in the Putnam Funds. Plaintiffs generally claim violations of 36 of the 1940 Act, 206 of the Investment Advisers Act, 10(b) of the 1934 Act and Rule 10b-5, 20(a) of the 1934 Act, breach of fiduciary duty, aiding and abetting breach of fiduciary duty and civil conspiracy. The plaintiffs generally seek injunctive relief including removal of the current Trustees and fund managers, disgorgement of profits, monetary damages, punitive damages and attorney's fees and costs.


Case Name                         Defendants                         Court                Date Instituted
---------------------------------------------------------------------------------------------------------
Joanne S. Baseman                 Putnam Management                  United States        Dec. 16, 2003
(derivatively on behalf of        Omid Kamshad                       District Court
Putnam International              Justin Scott                       for the District
Equity Fund and the               William Woolverton                 of Maryland
Putnam Funds) v. Putnam           Putnam Trustees
Investment Management,            Putnam Funds
Inc., et al.                       (nominal)
---------------------------------------------------------------------------------------------------------
John K. Clement                   Putnam Management                  United States        Nov. 26, 2003
(derivatively on behalf           Omid Kamshad                       District Court
of several individual funds       Justin Scott                       for the District
and the Putnam Funds)             William Woolverton                 of Maryland
v. Putnam Investment              Putnam Trustees
Management Inc., et al.           Putnam Funds
                                   (nominal)
---------------------------------------------------------------------------------------------------------
Simon J. Denenberg                Putnam Management                  United States        Jan. 30, 2004
(derivatively on behalf of        Omid Kamshad                       District Court
the Putnam U.S.                   Justin Scott                       or the District
Government Income                 William Woolverton                 of Maryland
Trust and the Putnam              Putnam Trustees
Funds) v. Putnam                  Putnam Funds
Investment Management,             (nominal)
Inc., et al.
---------------------------------------------------------------------------------------------------------
Diane Hutto and Dina              Putnam Management                  United States        Nov. 12, 2003
Rozenbaum (derivatively on        Putnam Trustees                    District Court
behalf of several individual      Justin M. Scott                    for the District
funds and the Putnam              Omid Kamshad                       of Maryland
Funds) v. Putnam, LLC,            Certain officers of the
et. al.                            Putnam Funds and
                                   Putnam Management
                                  John Does 1-100
                                  Putnam Funds
                                   (nominal)
---------------------------------------------------------------------------------------------------------
Seth B. Marks (derivatively       Putnam Management                  United States        Dec. 3, 2003
on behalf of several              Putnam Trustees                    District Court
individual funds and the          Justin M. Scott                    for the District
Putnam Funds) v. Putnam,          Omid Kamshad                       of Maryland
LLC, et. al.                      Certain officers of the
                                   Putnam Funds and
                                   Putnam Management
                                  John Does 1-100
                                  Putnam Funds
                                   (nominal)
---------------------------------------------------------------------------------------------------------
Cynthia Puleo (derivatively       Putnam Management                  United States        Dec. 16, 2003
on behalf of several              Putnam Trustees                    District Court
individual funds and the          Justin M. Scott                    for the District
Putnam Funds) v. Putnam,          Omid Kamshad                       of Maryland
LLC, et al.                       Certain officers of the
                                   Putnam Funds and
                                   Putnam Management
                                  John Does 1-100
                                  Putnam Funds
                                   (nominal)
---------------------------------------------------------------------------------------------------------
Edward L. Segel (derivatively     Putnam Management                  United States        Jan. 23, 2004
on behalf of individual fund      Putnam Trustees                    District Court
and the Putnam Funds)             Omid Kamshad                       for the District
v. Putnam, LLC, et al.            Justin Scott                       of Maryland
                                  William Woolverton
                                  Putnam Funds
                                   (nominal)
---------------------------------------------------------------------------------------------------------
Zachary Alan Starr                Putnam Management                  United States        Nov. 6, 2003
(derivatively on behalf of        Putnam Trustees                    District Court
Putnam International              Omid Kamshad                       for the District
Equity Fund and the               Justin M. Scott                    of Maryland
Putnam Funds) v. Putnam           Putnam Funds
Investment Management,             (nominal)
et al.
---------------------------------------------------------------------------------------------------------



3. The plaintiffs named below allege that the defendants failed to properly disclose that select customers were allowed to engage in late trading or time their mutual fund trades. The plaintiffs generally claim of breach of fiduciary duty, abuse of control, gross mismanagement, waste of corporate assets and unjust enrichment. The plaintiffs seek damages, equitable and/or injunctive relief, restitution and attorney's fees and costs.


Case Name                         Defendants                         Court                Date Instituted
---------------------------------------------------------------------------------------------------------
Leon Brazin (derivatively         Putnam Trustees                    Superior Court       March 15, 2004
on behalf of Putnam Vista         Putnam Management                  of Suffolk County,
Fund) v. John A. Hill, et al.     Putnam Vista Fund                  MA; Stipulation
                                   (nominal)                         agreeing to
                                  Certain officers of the            removal and
                                   Putnam Funds and                  transfer to
                                   Putnam Management                 United States
                                                                     District Court
                                                                     for the District
                                                                     of Maryland
                                                                     executed on
                                                                     April 23, 2004
---------------------------------------------------------------------------------------------------------
Peter Kavaler (derivatively       Putnam Trustees                    Superior Court       March 15, 2004
on behalf of Putnam               Putnam Management                  of Suffolk County,
Income Fund) v. John A. Hill,     Putnam Income Fund                 MA; Stipulation
et al.                             (nominal)                         agreeing to
                                  Certain officers of                removal and
                                   the Putnam Funds and              transfer to
                                   Putnam Management                 United States
                                                                     District Court
                                                                     for the District
                                                                     of Maryland
                                                                     executed on
                                                                     April 23, 2004
---------------------------------------------------------------------------------------------------------
Todd Klein (derivatively          Putnam Trustees                    United States        Jan. 27, 2004
on behalf of Putnam               Putnam Management                  District Court
Global Equity Fund)               Putnam Global Equity               for the District
v. John A. Hill, et al.           Fund (nominal)                     of Maryland
                                  Certain officers of the
                                   Putnam Funds and
                                   Putnam Management
---------------------------------------------------------------------------------------------------------
Steven Wiegand                    Putnam Trustees                    United States        Jan. 27, 2004
(derivatively on behalf of        Putnam Management                  District Court
Putnam Classic Equity             Putnam Classic Equity              for the District
Fund) v. John A. Hill et al.       Fund (nominal)                    of Maryland
                                  Certain officers of
                                   the Putnam Funds and
                                   Putnam Management
---------------------------------------------------------------------------------------------------------


4. The plaintiff named below alleges that defendants failed to prevent the disclosure of confidential information concerning the identity of securities, the practice of late trading by selected investors, time-trading by selected investors and insider trading by directors, officers and/or employees of the defendants. The plaintiff claims breach of fiduciary duty.



Case Name                         Defendants                 Court                 Date Instituted
--------------------------------------------------------------------------------------------------
Stern (derivatively on behalf     Putnam Funds               Supreme Court         Dec. 17, 2003
of Marsh & McLennan)              Putnam Management          of the State
v. Greenberg, et. al.             Jeffrey Greenberg          of New York
                                  Mathis Cabaillavetta
                                  Marsh Directors 4
                                  Lawrence Lasser
--------------------------------------------------------------------------------------------------

1 "Putnam Management" includes Putnam Investments Trust, Putnam
Investment Management, LLC, Putnam, LLC, and/or Marsh & McLennan
Companies, Inc.

2 The 13 Putnam Trustees include current Trustees Jameson Adkins Baxter, Charles B. Curtis, John A. Hill, Ronald J. Jackson, Paul L. Joskow, Elizabeth T. Kennan, John H. Mullin, III, Robert E. Patterson, George Putnam, III, A.J.C. Smith and W. Thomas Stephens and former Trustees W. Nicholas Thorndike and Lawrence J. Lasser.

3 "Putnam Funds" includes any and/or all registered investment companies managed by Putnam Management.

4 The Directors of Marsh & McLennan Companies, Inc. are Charles Davis, Lewis Bernard, Peter Coster, Robert Ebruru, Oscar Fanjul, Ray Groves, Stephen Hardis, Gwendolyn King, Lord Lang of Monkton, David Olsen, Morton Shapiro, Adele Simmons and A.J.C. Smith.


This page intentionally left blank.


This page intentionally left blank.


This page intentionally left blank.


PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581                              215939  8/04



PUTNAM INVESTMENTS

[GRAPHIC OMITTED: ezVote Logo]


Consolidated Proxy Ballot

The top half of this form is your EzVote Consolidated Proxy. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Ballot, you are voting all of these accounts in the same manner as indicated on the reverse side of the form.

PROXY FOR THE MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 11, 2004

By signing below, you as a Putnam fund shareholder appoint Trustees John
A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at a meeting of the shareholders of the Putnam funds. The meeting will take place on November 11, 2004 at 11:00 a.m. in Boston, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card. If you simply sign the proxy ballot, or don't vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

PLEASE BE SURE TO SIGN AND DATE HERE.

------------------------------------------------------------
Shareholder/Co-owner sign(s) here                       Date

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Income 2 EZ - dh



DETACH CONSOLIDATED PROXY BALLOT AT PERFORATION BELOW

Your vote is important. For your convenience, you can vote your proxy in any of these three ways:

1
TELEPHONE
Call us toll-free at
1-888-221-0697
* Follow the automated telephone direction.
* There is no need for you to return your proxy ballot.

2
INTERNET
Go to
https://www.proxyweb.com/Putnam
* Follow the instructions on the site.
* There is no need for you to return your proxy ballot

3
MAIL
Mail in the proxy card.
* Please sign and date your proxy ballot.
* Detach the ballot from this proxy form.
* Return the ballot in the postage-paid
  envelope provided.

INDIVIDUAL PROXY BALLOTS

On the reverse side of this form (and on accompanying pages, if necessary) you will find individual proxy ballots, one for each of your accounts. If you would wish to vote each of these accounts separately, sign in the signature box below, mark each individual ballot to indicate your vote, detach the form at the perforation above and return the individual proxy ballots portion only.

NOTE: If you elect to vote each account separately, do not return the Consolidated Proxy Ballot above.

SIGN BELOW ONLY IF YOU ARE VOTING EACH ACCOUNT SEPARATELY.

------------------------------------------------------------
Shareholder/Co-owner sign(s) here                       Date

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Income 2  IND - dh


[GRAPHIC OMITTED: ezVote Logo]

Consolidated Proxy Ballot

Please place an X in the appropriate box(es) using black or blue ink or number 2 pencil. Please do not use a fine point pen.

The Trustees recommend voting FOR all proposals

Proposals

1 Proposal to elect all nominees for Trustees.

01 J.A. Baxter
02 C.B. Curtis
03 M.R. Drucker
04 C.E. Haldeman, Jr.
05 J.A. Hill
06 R.J. Jackson
07 P.L. Joskow
08 E.T. Kennan
09 J.H. Mullin, III
10 R.E. Patterson
11 G. Putnam, III
12 A.J.C. Smith
13 W.T. Stephens
14 R.B. Worley


FOR
electing
all the
nominees

0
WITHHOLD
authority
to vote for
all nominees

0

------------------------------------------------------------

To withhold authority to vote for specific nominee(s), but to vote for all other nominees, write the number(s) of the excluded nominee(s) on the line to the left.


Proposals to approve an amendment to certain funds' fundamental investment restrictions with respect to



                                                               FOR    AGAINST   ABSTAIN
2A borrowing.                                                  0         0         0

2B making loans.                                               0         0         0

2C diversification of investments.                             0         0         0

2D issuance of senior securities.                              0         0         0

2E Proposal to approve the elimination of Putnam U.S.
   government Income Trust's fundamental investment
   restriction with respect to purchasing or selling options,
   puts, calls straddles and spreads.                          0         0         0


2F Proposal to approve an amendment to Putnam U.S.
   government Income Trust's fundamental investment
   restriction with respect to investments in commodities.     0         0         0

3  Proposal to approve an amendment to certain funds'
   agreements and declarations of trust.                       0         0         0


Refer to pages 6 and 7 in the proxy statement to determine which proposals apply to your fund. If you have questions on the proposals, please call 1-877-832-6360.

Please sign and date the other side of this card.

Income 2 EZ - dh


DETACH CONSOLIDATED PROXY BALLOT AT PERFORATION BELOW

INDIVIDUAL PROXY BALLOTS

NOTE: IF YOU HAVE USED THE CONSOLIDATED PROXY BALLOT ABOVE, DO NOT VOTE THE INDIVIDUAL PROXY BALLOTS BELOW.

000 0000000000 000 0

999 999 999 999 99

PUTNAM AMERICAN GOVERNMENT INCOME FUND

                                                  FOR       WITHHOLD
                                                  ALL       ALL

1 Election of Trustees. (refer to nominees at
  top of page)                                    0         0
  except#------------------------------

                                                 FOR     AGAINST   ABSTAIN

2 Investment restriction                          0         0         0
A borrowing.                                      0         0         0
B making loans.                                   0         0         0
C diversification of investments.                 0         0         0
D issuance of senior securities.                  0         0         0
E purchasing or reselling options, puts,
  calls, straddles and spreads.                   0         0         0
F investments in commodities.                     0         0         0
3 Declaration of trust                            0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM ARIZONA TAX EXEMPT INCOME FUND

                                                  FOR       WITHHOLD
                                                  ALL       ALL

1 Election of Trustees. (refer to nominees at
  top of page)                                    0         0
  except#------------------------------

                                                 FOR     AGAINST   ABSTAIN

2 Investment restriction                          0         0         0
A borrowing.                                      0         0         0
B making loans.                                   0         0         0
C diversification of investments.                 0         0         0
D issuance of senior securities.                  0         0         0
E purchasing or reselling options, puts,
  calls, straddles and spreads.                   0         0         0
F investments in commodities.                     0         0         0
3 Declaration of trust                            0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND

                                                  FOR       WITHHOLD
                                                  ALL       ALL

1 Election of Trustees. (refer to nominees at
  top of page)                                    0         0
  except#------------------------------

                                                 FOR     AGAINST   ABSTAIN

2 Investment restriction                          0         0         0
A borrowing.                                      0         0         0
B making loans.                                   0         0         0
C diversification of investments.                 0         0         0
D issuance of senior securities.                  0         0         0
E purchasing or reselling options, puts,
  calls, straddles and spreads.                   0         0         0
F investments in commodities.                     0         0         0
3 Declaration of trust                            0         0         0

000 0000000000 000 0

999 999 999 999 99

PUTNAM DIVERSIFIED INCOME TRUST

                                                  FOR       WITHHOLD
                                                  ALL       ALL

1 Election of Trustees. (refer to nominees at
  top of page)                                    0         0
  except#------------------------------

                                                 FOR     AGAINST   ABSTAIN

2 Investment restriction                          0         0         0
A borrowing.                                      0         0         0
B making loans.                                   0         0         0
C diversification of investments.                 0         0         0
D issuance of senior securities.                  0         0         0
E purchasing or reselling options, puts,
  calls, straddles and spreads.                   0         0         0
F investments in commodities.                     0         0         0
3 Declaration of trust                            0         0         0

000 0000000000 000 0

999 999 999 999 99

PUTNAM FLOATING RATE INCOME FUND

                                                  FOR       WITHHOLD
                                                  ALL       ALL

1 Election of Trustees. (refer to nominees at
  top of page)                                    0         0
  except#------------------------------

                                                 FOR     AGAINST   ABSTAIN

2 Investment restriction                          0         0         0
A borrowing.                                      0         0         0
B making loans.                                   0         0         0
C diversification of investments.                 0         0         0
D issuance of senior securities.                  0         0         0
E purchasing or reselling options, puts,
  calls, straddles and spreads.                   0         0         0
F investments in commodities.                     0         0         0
3 Declaration of trust                            0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM FLORIDA TAX EXEMPT INCOME FUND

                                                  FOR       WITHHOLD
                                                  ALL       ALL

1 Election of Trustees. (refer to nominees at
  top of page)                                    0         0
  except#------------------------------

                                                 FOR     AGAINST   ABSTAIN

2 Investment restriction                          0         0         0
A borrowing.                                      0         0         0
B making loans.                                   0         0         0
C diversification of investments.                 0         0         0
D issuance of senior securities.                  0         0         0
E purchasing or reselling options, puts,
  calls, straddles and spreads.                   0         0         0
F investments in commodities.                     0         0         0
3 Declaration of trust                            0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM GLOBAL INCOME TRUST

                                                  FOR       WITHHOLD
                                                  ALL       ALL

1 Election of Trustees. (refer to nominees at
  top of page)                                    0         0
  except#------------------------------

                                                 FOR     AGAINST   ABSTAIN

2 Investment restriction                          0         0         0
A borrowing.                                      0         0         0
B making loans.                                   0         0         0
C diversification of investments.                 0         0         0
D issuance of senior securities.                  0         0         0
E purchasing or reselling options, puts,
  calls, straddles and spreads.                   0         0         0
F investments in commodities.                     0         0         0
3 Declaration of trust                            0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM HIGH YIELD ADVANTAGE FUND

                                                  FOR       WITHHOLD
                                                  ALL       ALL

1 Election of Trustees. (refer to nominees at
  top of page)                                    0         0
  except#------------------------------

                                                 FOR     AGAINST   ABSTAIN

2 Investment restriction                          0         0         0
A borrowing.                                      0         0         0
B making loans.                                   0         0         0
C diversification of investments.                 0         0         0
D issuance of senior securities.                  0         0         0
E purchasing or reselling options, puts,
  calls, straddles and spreads.                   0         0         0
F investments in commodities.                     0         0         0
3 Declaration of trust                            0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM HIGH YIELD TRUST

                                                  FOR       WITHHOLD
                                                  ALL       ALL

1 Election of Trustees. (refer to nominees at
  top of page)                                    0         0
  except#------------------------------

                                                 FOR     AGAINST   ABSTAIN

2 Investment restriction                          0         0         0
A borrowing.                                      0         0         0
B making loans.                                   0         0         0
C diversification of investments.                 0         0         0
D issuance of senior securities.                  0         0         0
E purchasing or reselling options, puts,
  calls, straddles and spreads.                   0         0         0
F investments in commodities.                     0         0         0
3 Declaration of trust                            0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM INCOME FUND

                                                  FOR       WITHHOLD
                                                  ALL       ALL

1 Election of Trustees. (refer to nominees at
  top of page)                                    0         0
  except#------------------------------

                                                 FOR     AGAINST   ABSTAIN

2 Investment restriction                          0         0         0
A borrowing.                                      0         0         0
B making loans.                                   0         0         0
C diversification of investments.                 0         0         0
D issuance of senior securities.                  0         0         0
E purchasing or reselling options, puts,
  calls, straddles and spreads.                   0         0         0
F investments in commodities.                     0         0         0
3 Declaration of trust                            0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM INTERMEDIATE U.S. GOVERNMENT INCOME FUND

                                                  FOR       WITHHOLD
                                                  ALL       ALL

1 Election of Trustees. (refer to nominees at
  top of page)                                    0         0
  except#------------------------------

                                                 FOR     AGAINST   ABSTAIN

2 Investment restriction                          0         0         0
A borrowing.                                      0         0         0
B making loans.                                   0         0         0
C diversification of investments.                 0         0         0
D issuance of senior securities.                  0         0         0
E purchasing or reselling options, puts,
  calls, straddles and spreads.                   0         0         0
F investments in commodities.                     0         0         0
3 Declaration of trust                            0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND

                                                  FOR       WITHHOLD
                                                  ALL       ALL

1 Election of Trustees. (refer to nominees at
  top of page)                                    0         0
  except#------------------------------

                                                 FOR     AGAINST   ABSTAIN

2 Investment restriction                          0         0         0
A borrowing.                                      0         0         0
B making loans.                                   0         0         0
C diversification of investments.                 0         0         0
D issuance of senior securities.                  0         0         0
E purchasing or reselling options, puts,
  calls, straddles and spreads.                   0         0         0
F investments in commodities.                     0         0         0
3 Declaration of trust                            0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM MICHIGAN TAX EXEMPT INCOME FUND

                                                  FOR       WITHHOLD
                                                  ALL       ALL

1 Election of Trustees. (refer to nominees at
  top of page)                                    0         0
  except#------------------------------

                                                 FOR     AGAINST   ABSTAIN

2 Investment restriction                          0         0         0
A borrowing.                                      0         0         0
B making loans.                                   0         0         0
C diversification of investments.                 0         0         0
D issuance of senior securities.                  0         0         0
E purchasing or reselling options, puts,
  calls, straddles and spreads.                   0         0         0
F investments in commodities.                     0         0         0
3 Declaration of trust                            0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM MINNESOTA TAX EXEMPT FUND

                                                  FOR       WITHHOLD
                                                  ALL       ALL

1 Election of Trustees. (refer to nominees at
  top of page)                                    0         0
  except#------------------------------

                                                 FOR     AGAINST   ABSTAIN

2 Investment restriction                          0         0         0
A borrowing.                                      0         0         0
B making loans.                                   0         0         0
C diversification of investments.                 0         0         0
D issuance of senior securities.                  0         0         0
E purchasing or reselling options, puts,
  calls, straddles and spreads.                   0         0         0
F investments in commodities.                     0         0         0
3 Declaration of trust                            0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM MONEY MARKET FUND

                                                  FOR       WITHHOLD
                                                  ALL       ALL

1 Election of Trustees. (refer to nominees at
  top of page)                                    0         0
  except#------------------------------

                                                 FOR     AGAINST   ABSTAIN

2 Investment restriction                          0         0         0
A borrowing.                                      0         0         0
B making loans.                                   0         0         0
C diversification of investments.                 0         0         0
D issuance of senior securities.                  0         0         0
E purchasing or reselling options, puts,
  calls, straddles and spreads.                   0         0         0
F investments in commodities.                     0         0         0
3 Declaration of trust                            0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM MUNICIPAL INCOME FUND

                                                  FOR       WITHHOLD
                                                  ALL       ALL

1 Election of Trustees. (refer to nominees at
  top of page)                                    0         0
  except#------------------------------

                                                 FOR     AGAINST   ABSTAIN

2 Investment restriction                          0         0         0
A borrowing.                                      0         0         0
B making loans.                                   0         0         0
C diversification of investments.                 0         0         0
D issuance of senior securities.                  0         0         0
E purchasing or reselling options, puts,
  calls, straddles and spreads.                   0         0         0
F investments in commodities.                     0         0         0
3 Declaration of trust                            0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM NEW JERSEY TAX EXEMPT FUND

                                                  FOR       WITHHOLD
                                                  ALL       ALL

1 Election of Trustees. (refer to nominees at
  top of page)                                    0         0
  except#------------------------------

                                                 FOR     AGAINST   ABSTAIN

2 Investment restriction                          0         0         0
A borrowing.                                      0         0         0
B making loans.                                   0         0         0
C diversification of investments.                 0         0         0
D issuance of senior securities.                  0         0         0
E purchasing or reselling options, puts,
  calls, straddles and spreads.                   0         0         0
F investments in commodities.                     0         0         0
3 Declaration of trust                            0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM NEW YORK TAX EXEMPT INCOME FUND

                                                  FOR       WITHHOLD
                                                  ALL       ALL

1 Election of Trustees. (refer to nominees at
  top of page)                                    0         0
  except#------------------------------

                                                 FOR     AGAINST   ABSTAIN

2 Investment restriction                          0         0         0
A borrowing.                                      0         0         0
B making loans.                                   0         0         0
C diversification of investments.                 0         0         0
D issuance of senior securities.                  0         0         0
E purchasing or reselling options, puts,
  calls, straddles and spreads.                   0         0         0
F investments in commodities.                     0         0         0
3 Declaration of trust                            0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM OHIO TAX EXEMPT INCOME FUND

                                                  FOR       WITHHOLD
                                                  ALL       ALL

1 Election of Trustees. (refer to nominees at
  top of page)                                    0         0
  except#------------------------------

                                                 FOR     AGAINST   ABSTAIN

2 Investment restriction                          0         0         0
A borrowing.                                      0         0         0
B making loans.                                   0         0         0
C diversification of investments.                 0         0         0
D issuance of senior securities.                  0         0         0
E purchasing or reselling options, puts,
  calls, straddles and spreads.                   0         0         0
F investments in commodities.                     0         0         0
3 Declaration of trust                            0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND

                                                  FOR       WITHHOLD
                                                  ALL       ALL

1 Election of Trustees. (refer to nominees at
  top of page)                                    0         0
  except#------------------------------

                                                 FOR     AGAINST   ABSTAIN

2 Investment restriction                          0         0         0
A borrowing.                                      0         0         0
B making loans.                                   0         0         0
C diversification of investments.                 0         0         0
D issuance of senior securities.                  0         0         0
E purchasing or reselling options, puts,
  calls, straddles and spreads.                   0         0         0
F investments in commodities.                     0         0         0
3 Declaration of trust                            0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM PRIME MONEY MARKET FUND

                                                  FOR       WITHHOLD
                                                  ALL       ALL

1 Election of Trustees. (refer to nominees at
  top of page)                                    0         0
  except#------------------------------

                                                 FOR     AGAINST   ABSTAIN

2 Investment restriction                          0         0         0
A borrowing.                                      0         0         0
B making loans.                                   0         0         0
C diversification of investments.                 0         0         0
D issuance of senior securities.                  0         0         0
E purchasing or reselling options, puts,
  calls, straddles and spreads.                   0         0         0
F investments in commodities.                     0         0         0
3 Declaration of trust                            0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM TAX EXEMPT INCOME FUND

                                                  FOR       WITHHOLD
                                                  ALL       ALL

1 Election of Trustees. (refer to nominees at
  top of page)                                    0         0
  except#------------------------------

                                                 FOR     AGAINST   ABSTAIN

2 Investment restriction                          0         0         O
A borrowing.                                      0         0         0
B making loans.                                   0         0         0
C diversification of investments.                 0         0         0
D issuance of senior securities.                  0         0         0
E purchasing or reselling options, puts,
  calls, straddles and spreads.                   0         0         0
F investments in commodities.                     0         0         0
3 Declaration of trust                            0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM TAX EXEMPT MONEY MARKET FUND

                                                  FOR       WITHHOLD
                                                  ALL       ALL

1 Election of Trustees. (refer to nominees at
  top of page)                                    0         0
  except#------------------------------

                                                 FOR     AGAINST   ABSTAIN

2 Investment restriction                          0         0         0
A borrowing.                                      0         0         0
B making loans.                                   0         0         0
C diversification of investments.                 0         0         0
D issuance of senior securities.                  0         0         0
E purchasing or reselling options, puts,
  calls, straddles and spreads.                   0         0         0
F investments in commodities.                     0         0         0
3 Declaration of trust                            0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM TAX-FREE HIGH YIELD FUND

                                                  FOR       WITHHOLD
                                                  ALL       ALL

1 Election of Trustees. (refer to nominees at
  top of page)                                    0         0
  except#------------------------------

                                                 FOR     AGAINST   ABSTAIN

2 Investment restriction                          0         0         0
A borrowing.                                      0         0         0
B making loans.                                   0         0         0
C diversification of investments.                 0         0         0
D issuance of senior securities.                  0         0         0
E purchasing or reselling options, puts,
  calls, straddles and spreads.                   0         0         0
F investments in commodities.                     0         0         0
3 Declaration of trust                            0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM TAX-FREE INSURED FUND

                                                  FOR       WITHHOLD
                                                  ALL       ALL

1 Election of Trustees. (refer to nominees at
  top of page)                                    0         0
  except#------------------------------

                                                 FOR     AGAINST   ABSTAIN

2 Investment restriction                          0         0         0
A borrowing.                                      0         0         0
B making loans.                                   0         0         0
C diversification of investments.                 0         0         0
D issuance of senior securities.                  0         0         0
E purchasing or reselling options, puts,
  calls, straddles and spreads.                   0         0         0
F investments in commodities.                     0         0         0
3 Declaration of trust                            0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM U.S. GOVERNMENT INCOME TRUST

                                                  FOR       WITHHOLD
                                                  ALL       ALL

1 Election of Trustees. (refer to nominees at
  top of page)                                    0         0
  except#------------------------------

                                                 FOR     AGAINST   ABSTAIN

2 Investment restriction                          0         0         0
A borrowing.                                      0         0         0
B making loans.                                   0         0         0
C diversification of investments.                 0         0         0
D issuance of senior securities.                  0         0         0
E purchasing or reselling options, puts,
  calls, straddles and spreads.                   0         0         0
F investments in commodities.                     0         0         0
3 Declaration of trust                            0         0         0



Internet Voting Instruction Card
[Name of Fund]

THE TRUSTEES RECOMMEND VOTING FOR ALL PROPOSALS.



Proposal 1 Proposal to elect all nominees for Trustees.

_ FOR all nominees   _ WITHHOLD AUTHORITY to vote for all nominees

_ FOR all nominees (Except as indicated)

(01) _ J.A. Baxter        (08) _ E.T. Kennan
(02) _ C.B. Curtis        (09) _ J.H. Mullin, III
(03) _ M.R. Drucker       (10) _ R.E. Patterson
(04) _ C.E. Haldeman, Jr. (11) _ G. Putnam, III
(05) _ J.A. Hill          (12) _ A.J.C. Smith
(06) _ R.J. Jackson       (13) _ W.T. Stephens
(07) _ P.L. Joskow        (14) _ R.B. Worley

------------------------------------------------------------------
Proposal 2 Proposals to approve an amendment to certain funds'
           fundamental investment restrictions with respect to
------------------------------------------------------------------
Proposal 2A borrowing.                   _ FOR _ AGAINST _ ABSTAIN
------------------------------------------------------------------
Proposal 2B making loans.                _ FOR _ AGAINST _ ABSTAIN
------------------------------------------------------------------
Proposal 2C diversification
            of investments.              _ FOR _ AGAINST _ ABSTAIN
------------------------------------------------------------------
Proposal 2D issuance of senior
            securities.                  _ FOR _ AGAINST _ ABSTAIN
------------------------------------------------------------------
Proposal 2E options, puts, calls,
            straddles and spread.        _ FOR _ AGAINST _ ABSTAIN
------------------------------------------------------------------
Proposal 2F commodities.                 _ FOR _ AGAINST _ ABSTAIN
------------------------------------------------------------------
Proposal 2G Proposal to amend a fund's
            investment objective         _ FOR _ AGAINST _ ABSTAIN
------------------------------------------------------------------
Proposal 3  Proposal to approve an
            amendment to your fund's
            agreement and declaration
            of trust.                    _ FOR _ AGAINST _ ABSTAIN
------------------------------------------------------------------

By submitting your voting instructions on this site, you as a Putnam fund shareholder appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at a meeting of the shareholders of the Putnam funds. The meeting will take place on November 11, 2004 at 11:00 a.m. in Boston, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. If you submit your voting instruction on this site, the Trustees will vote exactly as you have indicated. If you submit your voting instruction on this site but don't vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

------------------------------------------------------------------

To receive an optional email confirmation, enter your email address here:

Please review your selections carefully before voting.

If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

Press this button to  <<SUBMIT>>   your voting instructions.

Please review your selections carefully before submitting your voting instructions.

If you have questions about any of the proposals, please call
1-877-832-6360.

If you submit your voting instructions more than once for the same proposal, only your most recently received voting instructions will be considered valid. For this purpose, the voting instructions with the most recent date will be considered the most recently received. The proxy tabulator, in its sole discretion, will resolve any discrepancies in voting instructions.

[C] 2000, 2001 ADP Financial Information Services, Inc. The MIS logo is a service mark of Automatic Data Processing, Inc.

The ADP logo is a registered trademark of ADP of North America, Inc. Terms and Conditions. Privacy Statement.